Exhibit 10.4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

COLLABORATION AND LICENSE AGREEMENT

BETWEEN

ASTELLAS PHARMA INC.

AND

PROTEOSTASIS THERAPEUTICS, INC.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

COLLABORATION AND LICENSE AGREEMENT

This COLLABORATION AND LICENSE AGREEMENT (this “Agreement”) is entered into as of November 4, 2014 (the “Effective Date”) by and between Proteostasis Therapeutics, Inc., a Delaware corporation having its principal place of business at 200 Technology Square, Cambridge, MA 02139 (“PTI”), and Astellas Pharma Inc., a Japanese corporation having its principal place of business at 5-1 Nihonbashi-Honcho 2-Chome, Chuo-ku, Tokyo 103-8411, Japan (“Astellas”). Each of Astellas and PTI is sometimes referred to individually herein as a “Party” and collectively as the “Parties”.

RECITALS

A. PTI has expertise and proprietary technical information and know-how relating to application of protein folding, trafficking and clearance-based, small molecule therapeutics for the treatment of diseases and is committed to the research and development of therapeutic methods and products for the treatment of diseases.

B. Astellas is engaged in the research, development, production, marketing and sale of therapeutics and is interested in the development and commercialization of pharmaceutical products for the treatment or prevention of [***], among other indications, through regulation of the proteostasis network with a focus on modulations of the human unfolded protein response (“UPR”).

C. The Parties wish to collaborate on research, development and commercialization of Licensed Products on the terms set forth in this Agreement.

NOW, THEREFORE the Parties agree as follows:

1. DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the terms defined in this Article 1 (Definitions) will have the meanings specified.

1.1. “[***]” has the meaning set forth in the Recitals.

1.2. “Abandoning Party” has the meaning set forth in Section 8.4 (Decision not to file; Abandonment).

1.3. “Acquirer” has the meaning set forth in Section 13.20(b) (Future Acquisition of a Party or its Business).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.4. “Active Compound” means a Compound that is shown in functional, in vitro testing using living human cells, and appropriately counter-screened or otherwise verified, to satisfy the threshold criteria set forth in the Research Plan for an effect as a UPR Modulator in the Indication specified by the Research Plan for the relevant Project.

1.5. “Active Ingredient” means the clinically active material(s) that provide pharmacological activity in a pharmaceutical product (excluding formulation components such as coatings, stabilizers, excipients or solvents, adjuvants or controlled release technologies).

1.6. “Actual Quarterly Expenses” has the meaning set forth in Section 6.2(c) (Actual Expenses).

1.7. “Additional Project” means any Projects, other than the Initial Project, specified by Astellas to be conducted under the Collaboration pursuant to Section 2.2 (Project Selection; Research Term Extension) for the identification, discovery, characterization and optimization of Active Compounds (other than Discontinued Compounds). Each Additional Project will be for only one Primary Indication, and up to two (2) Exploratory Indications.

1.8. “Adverse Event” means any untoward medical occurrence in a human clinical study subject or in a patient who is administered a Licensed Product, whether or not considered related to such Licensed Product, including any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease associated with the use of a Licensed Product.

1.9. “Affiliate” means, with respect to any Person, any Person controlling, controlled by or under common control with such Person. For purposes of this Section 1.9 (Affiliate), the term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of more than fifty percent (50%) of the voting stock or other ownership interest of such Person, or the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management and policies of such Person or the power to elect or appoint more than fifty percent (50%) of the members of the governing body of such Person. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage will be substituted in the preceding sentence; provided, however, that such foreign investor has the power to direct the affairs or management and policies of such entity.

1.10. “Agreement” has the meaning set forth in the Preamble.

1.11. “Alliance Manager” has the meaning set forth in Section 5.1 (Alliance Managers).

1.12. “[***]” means [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.13. “Annual Net Sales” means, with respect to any Calendar Year, the aggregate amount of Net Sales in all countries for such Calendar Year.

1.14. “Associated Back-Up Compound” has the meaning set forth in Section 2.3(d) (Back-Up Compounds).

1.15. “Assuming Party” has the meaning set forth in Section 8.4 (Decision not to file; Abandonment).

1.16. “Astellas Contributed Compound” means a Small Molecule that (a) is subjected to high throughput screening or subsequent similarity search and (b) is provided by Astellas during the Research Term.

1.17. “Astellas Indemnitees” has the meaning set forth in Section 11.2 (Indemnification of Astellas by PTI).

1.18. “Astellas Know-How” means any Know-How (other than Collaboration Know-How) that (a) is Controlled by Astellas or any of its Affiliates (other than through the grant of a license by PTI) and (b) is necessary or useful to conduct a Project or to Develop or Commercialize any Development Compound or Licensed Product.

1.19. “Astellas Patent Rights” means any Patent Right (other than Collaboration Patent Rights) that is (a) Controlled by Astellas or any of its Affiliates during the Term (other than through the grant of a license by PTI) and (b) (i) Covers an Active Compound, Development Compound, or Licensed Product (including the composition of matter thereof), a method of making any Active Compound, Development Compound or Licensed Product, or (ii) Covers a method of using any Active Compound, Development Compound or Licensed Product, or a method or assay for screening for a compound that has an effect in an Indication that is the subject of a Project, or (iii) is otherwise necessary or useful to conduct a Project or to Develop or Commercialize any Development Compound or Licensed Product.

1.20. “Astellas Technology” means Astellas Know-How and Astellas Patent Rights.

1.21. “Back-Up Compound” means, with respect to any one (1) Development Compound, up to two (2) Active Compounds from or derived from any Hit Series and designated by Astellas as a Back-Up Compound pursuant to Section 2.3(d) (Back-Up Compounds).

1.22. “Bankrupt Party” has the meaning set forth in Section 12.2(c)(ii) (Termination for Bankruptcy).

1.23. “Business Day” means any day other than a Saturday or Sunday on which banking institutions in New York, New York and Tokyo, Japan are open for business.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.24. “Calendar Quarter” means each period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31.

1.25. “Calendar Year” means each period of twelve (12) months commencing on January 1 and ending on December 31.

1.26. “CEO” has the meaning set forth in Section 5.5 (Decision Making).

1.27. “C.F.R.” means the U.S. Code of Federal Regulations.

1.28. “Challenge Action” means any claim, demand, lawsuit, cause of action or other action or proceeding, including without limitation by reexamination, opposition, interference, declaratory judgment proceeding or invalidity or nullity proceeding, alleging that a PTI Patent Right or Collaboration Patent Right is invalid, unenforceable, or not infringed by the manufacture, use, sale, or importation of a Licensed Product in any court or other governmental organization or before any other arbitrar, provided, however, that a “Challenge Action” will not include any such actions that Astellas or one of its Affiliates first makes with respect to a Collaboration Patent Right or PTI Patent Right in defense of litigation initiated by PTI or one of its Affiliates alleging that Astellas or its Affiliates infringes such Collaboration Patent Right or PTI Patent Right.

1.29. “Change of Control” means any of the following: (a) a merger or consolidation of PTI into or with any Person that is not an Affiliate of PTI (an “Unaffiliated Acquirer”), or a transfer of the outstanding voting equity securities of PTI to one or more Unaffiliated Acquirers in a single transaction or series of transactions, in which any Third Party operating entity becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of PTI; or (b) the sale or other disposition to a Third Party of all or substantially all of PTI’s assets or business, provided, however, that a “Change of Control” will not include (i) any public offering of securities or any transaction or series of transactions in which a financial investor becomes the beneficial owner of fifty percent (50%) or more of the combined voting power, and (ii) any transaction principally undertaken for bona fide equity financing purposes with financial investors (including a financial investor that is the investment entity of a pharmaceutical company but not a pharmaceutical company itself) in which (A) cash is received by PTI or any successor entity or indebtedness of PTI is cancelled or converted and (B) no direct, indirect or conditional license or transfer of any rights to Intellectual Property Rights of PTI occurs or is in any way contemplated in connection therewith.

1.30. “Claim” has the meaning set forth in Section 13.1 (Dispute Escalation).

1.31. “Claimed Compound” has the meaning set forth in Section 2.3(h) (Claimed Compounds).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.32. “Co-Developed Compound” means a Development Compound for which PTI has exercised its Co-Development Option pursuant to Section 3.2(b) (Co-Development Option).

1.33. “Co-Developed Product” means a Licensed Product containing or consisting of a Co-Developed Compound (or any pharmaceutically acceptable radioisomers, stereoisomers, racemates, solvates, salt forms, bases, anhydrides, hydrates, polymorphs, prodrugs, and ester forms thereof) as an Active Ingredient.

1.34. “Co-Development” means, with respect to a Co-Developed Product, all Development activities performed by the Parties with respect to such Co-Developed Product in accordance with the applicable Co-Development Plan and all Co-Development Costs associated therewith prior to PTI’s exercise of its Co-Development Termination Option in accordance with Section 3.2(e) (Termination of Co-Development) with respect to such Co-Developed Product.

1.35. “Co-Development Cost Estimate” has the meaning set forth in Section 3.2(b)(iii) (Co-Development Plan and Co-Development Cost Estimate).

1.36. “Co-Development Cost Report” has the meaning set forth in Section 3.2(c)(i) (Cost Sharing and Reports).

1.37. “Co-Development Costs” means, with respect to a Co-Developed Product, costs and expenses incurred in connection with the performance of any Development activity for such Co-Developed Product pursuant to a Co-Development Plan commencing upon Astellas’s exercise of its Development Option with respect to the corresponding Development Compound, including FTE costs for all Development activities reasonably contemplated under the Co-Development Plan for such Co-Developed Product following the exercise of such Development Option by Astellas, fees charged by Third Party service providers, and other out-of-pocket costs and cost of goods of clinical supplies relating to such Co-Developed Product (including destruction costs thereof, if applicable) reasonably incurred in connection with the performance of any clinical study with respect to such Co-Developed Product, including costs related to preparing and filing applications for Regulatory Approval or submissions to Regulatory Authorities (including associated filing fees, translation expenses and legal and other professional service fees), but excluding meeting related costs and expenses between the Parties (including JDC), entertainment expense and other overhead costs and capital expenditures.

1.38. “Co-Development Option” has the meaning set forth in Section 3.2(a) (Co-Development Option).

1.39. “Co-Development Option Period” has the meaning set forth in Section 3.2(a) (Co-Development Option).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.40. “Co-Development Plan” has the meaning set forth in Section 3.2(b)(iii) (Co-Development Plan and Co-Development Cost Estimate).

1.41. “Co-Development Termination Option” means the exercise of PTI’s option to cease performance of its Co-Development responsibilities, including the sharing of Co-Development Costs, pursuant to Section 3.2(c)(i) (Cost Sharing and Reports) with respect to a Co-Developed Product in accordance with Section 3.2(e) (Termination of Co-Development).

1.42. “Co-Promoted Product” means a Licensed Product for which PTI has exercised its Co-Promotion Option pursuant to Section 4.2(a) (Co-Promotion Option).

1.43. “Co-Promotion” has the meaning set forth in Section 4.2(b) (Co-Promotion Plan).

1.44. “Co-Promotion Agreement” has the meaning set forth in Section 4.2(a) (Co-Promotion Option).

1.45. “Co-Promotion Option” has the meaning set forth in Section 4.2(a) (Co-Promotion Option).

1.46. “Co-Promotion Plan” has the meaning set forth in Section 4.2(b) (Co-Promotion Plan).

1.47. “Collaboration” means the alliance of PTI and Astellas established pursuant to this Agreement for the purpose of research, Development and Commercialization of Licensed Products hereunder.

1.48. “Collaboration Know-How” means any Know-How, including Active Compounds, whether or not patentable, conceived, made or created by either Party in the conduct of research, Development or Commercialization of Active Compounds or Licensed Products in the course of the Collaboration.

1.49. “Collaboration Patent Rights” means any Patent Right that Covers any Invention, including Active Compounds, included in Collaboration Know-How.

1.50. “Collaboration Technology” means Collaboration Know-How and Collaboration Patent Rights.

1.51. “Combination Product” has the meaning set forth in Section 1.116 (Net Sales).

1.52. “Commercialization” or “Commercialize” means any and all activities directed to the offering for sale and sale of a Licensed Product or a Reverted Product, whether before or after Regulatory Approval has been obtained, with respect to such Licensed Product or Reverted Product, including, (a) activities directed to marketing, promoting, detailing, distributing,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

manufacturing, importing, selling and offering to sell such Licensed Product or Reverted Product; (b) interacting with Regulatory Authorities regarding any of the foregoing; and (c) seeking pricing approvals and reimbursement approvals for such Licensed Product or Reverted Product. When used as a verb, “to Commercialize” and “Commercializing” means to engage in Commercialization and “Commercialized” has a corresponding meaning.

1.53. “Commercialization Plan” has the meaning set forth in Section 4.1(b) (Commercialization Plan).

1.54. “Commercially Reasonable Efforts” means, in relation to an obligation of a Party under this Agreement, efforts and resources comparable to those which an entity in the biotechnology or pharmaceutical industry of similar resources and expertise as such Party generally uses to accomplish an equivalent task and, if used in relation to the Development, registration, manufacture, use, marketing, distribution, sale and other Commercialization of a product, efforts used by such an entity in relation to its own products (including internally developed, acquired and in-licensed products) of a similar market potential or profit potential at a similar stage in development or product life, based on conditions then prevailing and taking into account, without limitation, issues of safety and efficacy, Regulatory Authority-approved labeling, product profile, the competitiveness of alternative products in the marketplace, the likely timing of the product’s entry into the market, the patent and other proprietary position, the likelihood of Regulatory Approval and other relevant scientific, technical and commercial factors.

1.55. “Competing Infringement” has the meaning set forth in Section 8.6(a) (Notice).

1.56. “Competing Infringement Notice” has the meaning set forth in Section 8.6(a) (Notice).

1.57. “Competing Program” has the meaning set forth in Section 13.20(c) (Acquired Programs).

1.58. “Compounds” means PTI Contributed Compounds, Astellas Contributed Compounds and New Compounds.

1.59. “Confidential Information” means (a) with respect to PTI, all PTI Know-How and PTI’s interest in Collaboration Know-How, including all tangible embodiments thereof, (b) with respect to Astellas, all Astellas Know-How and Astellas’s interest in Collaboration Know-How, including all tangible embodiments thereof and (c) with respect to each Party, all other Know-How, Inventions, Materials and other information that is/are disclosed or provided by or on behalf of such Party to the other Party or to any of the Receiving Party’s employees, consultants, Third Party Collaborators, Affiliates or Sublicensees, pursuant to this Agreement and whether or not specifically marked or designated by the Disclosing Party as confidential. For purposes of clarity, the non-disclosed terms of this Agreement will be deemed Confidential Information of both Parties.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.60. “Control” or “Controlled” means with respect to any Intellectual Property Rights or Materials, the possession by a Party (or an Affiliate of such Party, as applicable) of the right to grant a license or sublicense to such Intellectual Property Rights as provided herein without violating the terms of any agreement or arrangement with, or misappropriating the proprietary or trade secret information of, any Third Party and without violating any applicable laws or regulations. Notwithstanding the foregoing, no Party (or Affiliate of a Party, as applicable) will be deemed to Control any Intellectual Property Rights solely by virtue of the license grants set forth in this Agreement.

1.61. “Convertible Note” has the meaning set forth in Section 6.1(a) (Convertible Note).

1.62. “Cover”, “Covers” or “Covered” means, with respect to a particular subject matter at issue and the relevant Patent Right, that, but for a license granted to a Party or a Third Party under an issued claim included in such Patent Right, the manufacture, use, sale, offer or sale or importation by such Party of the subject matter at issue would infringe such claim or, in the case of a Patent Right that is a patent application, would infringe a claim in such patent application if it were to issue as a patent, in a particular country or countries.

1.63. “Customer-Facing Activity” means active, personal communications with healthcare professionals and payers related to any Co-Promoted Product, including without limitation, detailing, promotional messaging, medical communication, and discussion with payer groups.

1.64. “Data Protection” means, with respect to a particular Licensed Product or Reverted Product, any legal or regulatory prohibition in a particular country on the sale of a Generic Product, including without limitation by barring reliance upon clinical data with respect to such Licensed Product or Reverted Product to gain any marketing authorization of the Generic Product or requiring more than mere equivalency data to support any marketing authorization of the Generic Product.

1.65. “Database Lock Date” means, with respect to clinical study, the date when database is locked to prevent further changes thereto.

1.66. “Delay Period” has the meaning set forth in Section 9.4(a) (Right to Review and Delay Publications).

1.67. “Department Head(s)” has the meaning set forth in Section 5.5 (Decision Making).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.68. “Development” or “Develop” means, with respect to a Development Compound, Back-Up Compound, Reverted Compound, Licensed Product or Reverted Product, all non-clinical, preclinical and clinical activities up to and including the grant of Regulatory Approval for any such Licensed Product or Reverted Product. When used as a verb, “Developing” means to engage in Development and “Developed” has a corresponding meaning.

1.69. “Development and Commercialization License” has the meaning set forth in Section 7.1(b) (Development and Commercialization License to Astellas).

1.70. “Development Compound” means an Active Compound in a Hit Series or derived from a Hit Series that is designated by Astellas, in Astellas’s sole discretion, for further Development by Astellas’s exercise of its Development Option for that Active Compound in accordance with Section 2.3(c) (Development Compounds). For avoidance of doubt, “Development Compound” includes Co-Developed Compounds.

1.71. “Development Milestone Event” has the meaning set forth in Section 6.3(b) (Development Milestones).

1.72. “Development Milestone Payment” has the meaning set forth in Section 6.3(b) (Development Milestones).

1.73. “Development Option” has the meaning set forth in Section 2.3(c) (Development Compounds).

1.74. “Development Option Period” has the meaning set forth in Section 2.3(c) (Development Compounds).

1.75. “Development Plan” has the meaning set forth in Section 3.1(b) (Development Plan).

1.76. “Disclosed PTI Technology” has the meaning set forth in Section 10.2(d) (Disclosure of PTI Technology).

1.77. “Disclosing Party” has the meaning set forth in Section 9.1 (Confidentiality).

1.78. “Discontinued Compound” means any Active Compound, that is (a) not designated by Astellas to be included in a Hit Series within twenty (20) Business Days following the presentation of the results from the HTS Phase for such Active Compound to the JRC, or (b) not designated by Astellas as a Development Compound or a Back-Up Compound by the end of the Development Option Period relating to such Active Compound.

1.79. “Disease Selection Phase” has the meaning set forth in Section 2.1 (Conduct of Research Activities).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.80. “Disputing Party” has the meaning set forth in Section 3.2(c)(ii) (Co-Development Cost Disputes).

1.81. “EMA” means the European Medicines Agency or any successor agency or authority thereto.

1.82. “Estimated Quarterly Expenses” has the meaning set forth in Section 6.2(b) (Estimated Expenses).

1.83. “Excess Expense” has the meaning set forth in Section 6.2(c)(ii) (Underpayments by Astellas).

1.84. “Exempted Transfer” means any transfer of Licensed Products for use in any clinical study, for bona fide charitable purposes, for compassionate use or as free Licensed Products samples.

1.85. “Exploratory Indications” means up to two (2) Indications identified in the Research Plan for each Project (other than the Primary Indication for such Project) for which Active Compounds will be tested for activity and potential use in said Indication. For the Initial Project, the Exploratory Indications will be (a) [***] and (b) [***].

1.86. “FDA” means the United States Food and Drug Administration or any successor agency or authority thereto.

1.87. “FDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended.

1.88. “Field” means the treatment or prevention of disease in humans.

1.89. “First Commercial Sale” means the date of the first sale by Astellas, any Sublicensee, or any of their Affiliates, of a Licensed Product to a Third Party for end use or consumption of such Licensed Product following receipt of any required Regulatory Approval in the country in which such Licensed Product is sold, excluding, however, any named patient sales or any sale or other distribution at cost or less than cost for use in discovery or research activities, in a clinical study or for compassionate use.

1.90. “Force Majeure” means any occurrence beyond the reasonable control of a Party that prevents or substantially interferes with the performance by such Party of any of its obligations hereunder, including, without limitation, by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute (except for any strike, lockout or labor dispute involving a Party’s own employees), casualty or accident, or war, revolution, civil commotion, act of terrorism, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.91. “FTE” means a full-time equivalent person year (the standard for which is a total of 1880 hours per year) of scientific work performed by an employee, contractor or agent on or directly related to the Collaboration.

1.92. “Generic Product” means, on a Licensed Product-by-Licensed Product, Reverted Product-by-Reverted Product and country-by-country basis, a pharmaceutical product that (a) contains the same Active Ingredient(s) as are contained in such Licensed Product or Reverted Product and (b) is approved (or seeks approval) for marketing by a Regulatory Authority pursuant to a process that relies in part on pivotal safety or efficacy data in such Regulatory Authority’s previous grant of marketing authorization for such Licensed Product or Reverted Product.

1.93. “Hit Series” means an Active Compound and its associated structural analogs, if any, that has been identified through high throughput screening in the Primary Indication for each Project during the HTS Phase, appropriately counter-screened, verified, and tested for activity in one or both Exploratory Indications, and that is designated by Astellas for further optimization toward a potential Development Compound during the Optimization Phase in accordance with Section 2.3(a) (Hit Series).

1.94. “HTS Phase” has the meaning set forth in Section 2.1 (Conduct of Research Activities).

1.95. “IND Enabling Budget Statistics” means average and range of costs for IND enabling studies based on Astellas’s historical record for last three (3) years.

1.96. “Indemnitee” has the meaning set forth in Section 11.3 (Conditions to Indemnification).

1.97. “Indication” means each separate and distinct disease, illness or condition, interruption, cessation or disorder of a particular bodily function, system, tissue type or organ, or sign or symptom of any such items or conditions, regardless of the severity, frequency or route of any treatment, dosage strength or patient class, for which Regulatory Approval is being sought.

1.98. “Infringement Action” has the meaning set forth in Section 8.6(b) (Astellas’s Rights).

1.99. “Initial Co-Development Cost Estimate” has the meaning set forth in Section 3.2(b)(ii)(B) (Initial Co-Development Plan and Initial Co-Development Cost Estimate).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.100. “Initial Co-Development Plan” has the meaning set forth in Section 3.2(b)(ii)(A) (Initial Co-Development Plan and Initial Co-Development Cost Estimate).

1.101. “Initial Project” means the identification, discovery, characterization and optimization of Active Compounds (that are not Discontinued Compounds) to be contained in a pharmaceutical product for the treatment or prevention of [***] and exploratory studies for [***] and [***].

1.102. “Intellectual Property Rights” means Know-How and Patent Rights.

1.103. “Invention” means any invention or discovery that is conceived or first reduced to practice by either Party, or jointly by both Parties, or a Third Party, as the case may be, during the Term in the conduct of the research, Development or Commercialization of Active Compounds (that are not Discontinued Compounds) or Licensed Products in the course of the Collaboration.

1.104. “Investigator’s Brochure” means a compilation of preclinical and clinical data with respect to a new investigational drug that is filed with a Regulatory Authority or used to provide information to clinical investigators and Regulatory Authorities.

1.105. “Invoicing Entity” has the meaning set forth in Section 1.116 (Net Sales).

1.106. “JCC” has the meaning set forth in Section 5.4(a) (Establishment of the JCC).

1.107. “JDC” has the meaning set forth in Section 5.3(a) (Establishment of the JDC).

1.108. “JRC” has the meaning set forth in Section 5.2(a) (Establishment of the JRC).

1.109. “Know-How” means all inventions, discoveries, improvements, trade secrets, proprietary information and methods, whether or not patentable, (including without limitation for example, methods of manufacture or use of, and structural and functional information pertaining to, any Materials or compounds and compositions of matter), data, formulations, processes, techniques, know-how, results (including any negative results), analysis, any information or data set forth in Investigator’s Brochures, Regulatory Filings and Regulatory Approvals, any business or financial information, and any information relating to methods, techniques, procedures, designs, plans, specifications, apparatus, equipment, expression, synthesis, manufacture, stability, formulation, dosage form, pharmacology, toxicology, pharmacokinetics, clinical efficacy and safety.

1.110. “Knowledge of PTI” means the actual knowledge of Meenu Chhabra (President and CEO), Markus Haeberlein (Senior VP, Chief Scientific Officer), Huseyin Mehmet (VP, Head of Cell and Molecular Biology) and Janet Smart (VP, Intellectual Property and Legal Affairs).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.111. “Licensed Product” means any product for use in the Field that contains a Development Compound (or any pharmaceutically acceptable radioisomers, stereoisomers, racemates, solvates, salt forms, bases, anhydrides, hydrates, polymorphs, prodrugs, and ester forms thereof) as an Active Ingredient.

1.112. “Major Market Country” means any one of the following countries: [***].

1.113. “Materials” means any tangible chemical, biological or physical materials.

1.114. “Multi-Product Patent Right” means any Patent Right that Covers both one or more Licensed Product and one or more Reverted Product (including the composition of matter thereof, a method of making both a Licensed Product and a Reverted Product, a method of using both a Licensed Product and a Reverted Product, or a method or assay for screening for both a Licensed Product and a Reverted Product).

1.115. “NDA” means any new drug application or equivalent filing that is filed with a Regulatory Authority and is necessary for approval to market and sell new pharmaceutical Licensed Products in the country or countries in which such Regulatory Authority has jurisdiction. For clarity, an “NDA” includes a Marketing Authorization Application submitted to the EMA for the marketing of a Licensed Product in the European Union and a Japan New Drug Application submitted to the Pharmaceuticals and Medical Device Agency for the marketing of a Licensed Product in Japan.

1.116. “Net Sales” means, with respect to each country in the world, the gross amount invoiced for sales of Licensed Products in such country by Astellas, its Sublicensees, or any of their respective Affiliates (in each case, the “Invoicing Entity”) to Third Parties during the Royalty Term with respect to each country of the Territory, less the following deductions, in each case without duplication and as determined in accordance with and as recorded in revenues under, International Financial Reporting Standards:

(i) sales returns and allowances actually paid, granted or accrued on Licensed Products, including trade, quantity, prompt pay and cash discounts and any other adjustments, including those granted on account of price adjustments or billing errors;

(ii) credits or allowances given or made for rejection or return of, and for uncollectible amounts on, previously sold Licensed Products or for rebates or retroactive price reductions (including Medicare, Medicaid, managed care and similar types of rebates and chargebacks);

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(iii) to the extent not already deducted or excluded from the gross amount invoiced, taxes, duties or other governmental charges levied on or measured by the billing amount for Licensed Products, as adjusted for rebates and refunds, which, for the avoidance of doubt, will not include any tax, duty, or other charge imposed on or measured by net income (however denominated), or any franchise taxes, branch profits taxes, or similar tax;

(iv) to the extent not already deducted or excluded from the gross amount invoiced, customs or excise duties, sales tax, consumption tax, value added tax, and other taxes (except income taxes), as adjusted for rebates and refunds;

(v) pharmaceutical excise taxes (such as those imposed by the United States Patient Protection and Affordable Care Act of 2010 (Pub. L. No. 111-48) and other comparable laws);

(vi) charges for freight and insurance related to the distribution of Licensed Products, to the extent not already deducted or excluded from the gross amount invoiced, for sales of Licensed Products by Invoicing Entity or its Affiliates or permitted Sublicensees to Third Parties in the Territory;

(vii) credits for allowances given or made for wastage replacement for Licensed Products;

(viii) rebates, reimbursements, fees or similar payments paid by the Invoicing Entity to (a) wholesalers and distributors, pharmacies and other retailers, buying groups (including without limitation group purchasing organizations), health care insurance carriers, pharmacy benefit managers, health maintenance organizations, government authorities or other institutions or health care organizations, or (b) patients and other third parties arising in connection with any program applicable to a Licensed Product under which Astellas or any of its Affiliates provides to low income, uninsured or other patients the opportunity to obtain Astellas’s pharmaceutical products at no cost or reduced cost; and

(ix) other similar or customary deductions taken in the ordinary course of business or in accordance with International Financial Reporting Standards.

Net Sales will be determined in accordance with International Financial Reporting Standards. Net Sales will not be imputed to Exempted Transfers. Any Exempted Transfers will be made in a manner consistent with Invoicing Entity’s practices, if any, with respect to Licensed Products prior to the Amendment Effective Date. For clarity, named patient sales will be included in Net Sales.

In the event that an Invoicing Entity receives non-cash consideration for any Licensed Products or in the case of transactions not at arm’s length with a non-Affiliate of an Invoicing

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

Entity, Net Sales will be calculated based on the fair market value of such consideration or transaction, assuming an arm’s length transaction made in the ordinary course of business. Sales of Licensed Products by an Invoicing Entity to its Affiliate, a Sublicensee or an Affiliate of a Sublicensee for resale by such Affiliate, Sublicensee or Affiliate of a Sublicensee will not be deemed Net Sales. Instead, Net Sales will be determined based on the gross amount billed or invoiced by such Affiliate, Sublicensee or Affiliate of a Sublicensee upon resale of such Licensed Products to a Third Party purchaser that is not an Affiliate, Sublicensee or Affiliate of Astellas or a Sublicensee. Notwithstanding the foregoing, Net Sales shall not include amounts (whether actually existing or deemed to exist for purposes of calculation) for Licensed Products distributed for use in clinical trials.

If a Licensed Product (i) is sold in the form of a combination product containing both a Development Compound and one or more Active Ingredients as separate molecular entities that are not Development Compound; or (ii) is sold in a form that contains a Development Compound and (or is sold bundled with) a delivery device therefor (in either case (i) or (ii), (a “Combination Product”), the Net Sales of such Combination Product for the purpose of calculating royalties and sales-based milestones owed under this Agreement for sales thereof shall be determined as follows: (a) if each of a Licensed Product containing such Development Compound and the other Active Ingredients or delivery device within such Combination Product is also sold separately, Astellas shall determine the actual Net Sales of such Combination Product (in accordance with the provisions hereof) and then such amount shall be multiplied by the fraction A/(A+B), where A is the invoice price of the Licensed Product containing such Development Compound when sold separately and B is the total invoice price of the other Active Ingredients or delivery device within such Combination Product when sold separately; (b) if a Licensed Product containing such Development Compound is sold separately but any other Active Ingredient or delivery device within such Combination Product is not sold separately, Net Sales shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/C, where A is the invoice price of the Licensed Product containing such Development Compound when sold separately and C is the invoice price of such Combination Product; and (c) if a Licensed Product containing such Development Compound is not sold separately, the adjustment to Net Sales shall be determined by the Parties in good faith to reasonably reflect the fair market value of the contribution of such Development Compound in such Combination Product to the total fair market value of such Combination Product.

1.117. “New Compound” means any Small Molecule, other than an Astellas Contributed Compound or a PTI Contributed Compound, that is synthesized by or on behalf of a Party in the course of performing activities pursuant to a Research Plan.

1.118. “Non-Bankrupt Party” has the meaning set forth in Section 12.2(c)(ii) (Termination for Bankruptcy).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.119. “Non-Disputing Party” has the meaning set forth in Section 3.2(c)(ii) (Co-Development Cost Disputes).

1.120. “Notice Period” has the meaning set forth in Section 9.4(a) (Right to Review and Delay Publications).

1.121. “Observer” has the meaning set forth in Section 6.1(b) (Board Observer).

1.122. “Offset Floor” has the meaning set forth in Section 6.5 (Third Party License Milestone and Royalty Adjustments).

1.123. “Optimization Phase” has the meaning set forth in Section 2.1 (Conduct of Research Activities).

1.124. “Patent Coordinator” has the meaning set forth in Section 8.2(a) (Patent Coordinators).

1.125. “Patent Rights” means the rights and interests in and to issued patents and pending patent applications (which, for purposes of this Agreement, include certificates of invention, applications for certificates of invention and priority rights) in any country or region however denominated, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, all letters patent granted thereon, and all reissues, re-examinations and extensions thereof, including supplemental protection certificates, and all foreign counterparts of any of the foregoing.

1.126. “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.127. “Phase I Budget Statistics” means average and range of costs for first Phase I studies based on Astellas’s historical record for last three (3) years.

1.128. “Phase I Study” means, for any Licensed Product, a phase I study as defined in 21 C.F.R. 312.21, or any equivalent study thereto outside of the United States.

1.129. “Phase II Study” means for any Licensed Product, a phase II study (including a phase IIa or phase IIb study) as defined in 21 C.F.R. 312.21 or any equivalent study thereto outside of the United States.

1.130. “Phase III Study” means for any Licensed Product, a phase III study as defined in 21 C.F.R. 312.21 or any equivalent study thereto outside of the United States.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.131. “Post-Research Term Development Support Activities” has the meaning set forth in Section 3.1(d) (Post-Research Term Development Support).

1.132. “Primary Development Compound” has the meaning set forth in Section 2.3(d) (Back-up Compounds).

1.133. “Primary Indication” means the Indication identified the Research Plan for each Project as the primary focus of research. For the Initial Project, the Primary Indication will be [***].

1.134. “Product-Specific Patent Right” means any Patent Right within the Collaboration Patent Rights or PTI Patent Rights that Covers a Development Compound, Back-Up Compound or Licensed Product (including the composition of matter thereof, a method of making a Licensed Product, a method of using a Licensed Product, or a method or assay for screening for a Licensed Product); provided, however that such Patent Right will cease to be a Product-Specific Patent Right upon the occurrence of any of the following: (a) termination of this Agreement with respect to all Development Compounds or Back-Up Compounds Covered by the applicable Collaboration Patent Right or PTI Patent Right or (b) cessation of Development or Commercialization of all Development Compounds, Back-Up Compounds or Licensed Products Covered by the applicable Collaboration Patent Right or PTI Patent Right.

1.135. “Project” means the Initial Project or any Additional Project, each of which is comprised of a program of research set forth in the Research Plan for such Project.

1.136. “PTI Breach Event” has the meaning set forth in Section 12.4(a) (Termination of Committees and Certain Rights).

1.137. “PTI Contributed Compound” means a Small Molecule that (a) is subjected to high throughput screening or subsequent similarity search and (b) is provided by PTI during the Research Term.

1.138. “PTI Indemnitees” has the meaning set forth in Section 11.1 (Indemnification of PTI by Astellas).

1.139. “PTI Know-How” means any Know-How other than Collaboration Know-How that (a) is Controlled by PTI or any of its Affiliates (other than through the grant of a license by Astellas) and (b) is necessary or useful to conduct a Project or to Develop or Commercialize any Development Compound or Licensed Product.

1.140. “PTI Patent Rights” means any Patent Right (other than a Collaboration Patent Right) that (a) is Controlled by PTI or any of its Affiliates during the Term (other than through the grant of a license by Astellas), and (b) Covers an Active Compound, Development

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

Compound, or Licensed Product (including the composition of matter thereof), a method of making any Active Compound, Development Compound, or Licensed Product, a method of using any Active Compound, Development Compound or Licensed Product, or a method or assay for screening for a compound that is otherwise necessary or useful to conduct a Project or to Develop or Commercialize any Development Compound or Licensed Product. For purposes of clarity, the PTI Patent Rights existing as of the Effective Date are listed on Schedule 1.140 attached hereto.

1.141. “PTI Technology” means PTI Know-How and PTI Patent Rights.

1.142. “Publishing Party” has the meaning set forth in Section 9.4(a) (Right to Review and Delay Publications).

1.143. “Qualified Service Provider” means a Third Party vendor or service provider who is engaged to provide goods or services, on a fee for services basis, on behalf of a Party hereunder, and who enters into an agreement with a Party assigning any Inventions to such Party (to the extent possible) and containing confidentiality provisions at least as protective as those in this Agreement covering the disclosure of any information disclosed by either Party to the other Party in the course of the Collaboration.

1.144. “Receiving Party” has the meaning set forth in Section 9.1 (Confidentiality).

1.145. “Regulatory Approval” means, with respect to any country or region in the Territory, all approvals, licenses, registrations or authorizations of any applicable Regulatory Authority in such country or region, necessary for the sale of a Licensed Product or a Reverted Product in such country or region, but will not include any approval by a Regulatory Authority of the price at which a Licensed Product or a Reverted Product may be sold for reimbursement or payment purposes in any country or region.

1.146. “Regulatory Authority” means the FDA and, with respect to any country outside of the U.S., any regulatory agency, ministry, department or other governmental body having authority in such country substantially equivalent to the authority of the FDA to regulate the development, manufacture, marketing, promotion and sale of pharmaceutical products.

1.147. “Regulatory Filings” means, collectively: (a) all INDs, NDAs, establishment license applications, Drug Master Files, applications for designation as an “Orphan Licensed Product(s)” under the Orphan Drug Act, for “Fast Track” status under Section 506 of the FDCA (21 U.S.C. § 356) or for a Special Protocol Assessment under Section 505(b)(4)(B) and (C) of the FDCA (21 U.S.C. § 355(b)(4)(B)) and all other similar filings (including, without limitation, counterparts of any of the foregoing in any country or region in the Territory); (b) all supplements and amendments to any of the foregoing; and (c) all data and other information contained in, and correspondence relating to, any of the foregoing.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.148. “Research Budget” means, for each Project, the research budget contained in the Research Plan for such Project which outlines, for each Calendar Quarter during the Research Term of such Project, the estimated costs associated with all activities contemplated under such Research Plan.

1.149. “Research Expenses” has the meaning set forth in Section 6.2(a) (Research Expenses).

1.150. “Research License” has the meaning set forth in Section 7.1(a) (Research License to Astellas).

1.151. “Research Milestone Event” has the meaning set forth in Section 6.3(a) (Research Milestones).

1.152. “Research Milestone Payment” has the meaning set forth in Section 6.3(a) (Research Milestones).

1.153. “Research Phase” has the meaning set forth in Section 2.1 (Conduct of Research Activities).

1.154. “Research Plan” means the mutually agreed upon research work plan and associated Research Budget contained therein with respect to each Project which covers the entire Research Phase for such Project and sets out the activities and goals for the Project, including the Disease Selection Phase, HTS Phase and Optimization Phase.

1.155. “Research Term” means, (a) for the Initial Project, the period beginning on the Effective Date and, unless earlier terminated in accordance with Section 12.2(b)(ii) (Project Termination), ending on the 3.5 (three and a half) year anniversary thereof; (b) for each Additional Project, unless earlier terminated in accordance with Section 12.2(b)(ii) (Project Termination), the four (4) year period beginning on the date on which the JRC approves the Research Plan for such Additional Project; and (c) for the Agreement as a whole, the period beginning on the Effective Date and ending at the conclusion of the last Research Term to expire or terminate, as each such Research Term may be extended in accordance with Section 2.2 (Project Selection; Research Term Extension) or Section 12.2(a) (End of Research Term) or terminated in accordance with Section 12.2(b)(ii) (Project Termination).

1.156. “Research Visit” has the meaning set forth in Section 2.5 (Review of Research).

1.157. “Residual Knowledge” means Know-How that (a) is, or is based on any Confidential Information of the Disclosing Party and (b) are retained in the unaided memory of any authorized representative of the Receiving Party after having access to such Confidential Information. An individual’s memory will be considered to be unaided if the individual has not intentionally memorized the Confidential Information for the purpose of retaining it.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.158. “Responsible Party” has the meaning set forth in Section 8.3(d) (Information and Cooperation).

1.159. “Restricted Uses” has the meaning set forth in Section 2.3(g) (Restricted Uses of Discontinued Compounds).

1.160. “Reverted Compound” means any Active Compound that is (a) a Development Compound or Back-Up Compound at the time this Agreement is terminated (in its entirety or with respect to such Active Compound or its Project or any particular country in the Territory) for any reason other than by Astellas pursuant to Section 12.2(c) (Termination for Cause), or (b) a Claimed Compound at the time all Development or Commercialization with respect to the relevant Development Compound or Back-up Compound claimed in the patent Covering such Claimed Compound is terminated by Astellas pursuant to Section 2.3(h) (Claimed Compounds).

1.161. “Reverted Product” means a product that contains any Reverted Compound (or any pharmaceutically acceptable radioisomers, stereoisomers, racemates, solvates, salt forms, bases, anhydrides, hydrates, polymorphs, prodrugs, and ester forms thereof) as an Active Ingredient.

1.162. “Reverted Product License” has the meaning set forth in Section 7.2(b) (License to PTI for Reverted Products).

1.163. “Reverted Product Royalty Term” has the meaning set forth in Section 6.12(a) (Direct Royalties).

1.164. “Reverted Territory” means (a) the entire Territory in the case of any termination of this Agreement in its entirety or with respect to any Project or Licensed Product for any reason, other than by Astellas pursuant to Section 12.2(c) (Termination for Cause), or (b) in the case of termination of this Agreement with respect to one or more Licensed Products in some, but not all, countries in the Territory for any reason, other than by Astellas pursuant to Section 12.2(c) (Termination for Cause), only those countries for which the Agreement has been terminated on a terminated Licensed Product-by-terminated Licensed Product basis.

1.165. “Reviewing Party” has the meaning set forth in Section 9.4(a) (Right to Review and Delay Publications).

1.166. “Royalty Rates” has the meaning set forth in Section 6.4(a) (Royalty Payments for Licensed Products).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.167. “Royalty Term” means, with respect to each Licensed Product in each country in the Territory, the period commencing on the date of First Commercial Sale of such Licensed Product in such country and ending on the later of (a) eleven (11) years following the First Commercial Sale of such Licensed Product in such country, (b) the expiration of the last Valid Claim Covering such Licensed Product in such country, or (c) the expiration of Data Protection for such Licensed Product.

1.168. “Sales Milestone Event” has the meaning set forth in Section 6.3(c)(i) (Sales Milestones).

1.169. “Sales Milestone Payments” has the meaning set forth in Section 6.3(c)(i) (Sales Milestones).

1.170. “Small Molecule” means a chemical entity that has a molecular weight that is less than 1,000 Daltons.

1.171. “Sublicensee” means any Person, other than a Party or an Affiliate or distributor of a Party, to which either Party grants a sublicense of the licenses granted to such Party pursuant to this Agreement under the PTI Technology, Astellas Technology or Collaboration Technology, in any case, to research, Develop or Commercialize any Development Compound, Licensed Product (both with respect to a sublicense granted by Astellas) or Reverted Product (with respect to a sublicense granted by PTI).

1.172. “Term” has the meaning set forth in Section 12.1 (Term).

1.173. “Territory” means all countries and territories of the world.

1.174. “Third Party” means any Person, entity or corporation other than the Parties and their Affiliates.

1.175. “Third Party Agreements” has the meaning set forth in Section 10.2(c) (Third Party Agreements).

1.176. “Third Party Collaborator” means any Third Party investigator, university or non-profit research organization with which a Party contracts to conduct research, Development or Commercialization activities with respect to any Active Compound, Licensed Product, Discontinued Compound, Reverted Compound or Reverted Product.

1.177. “Third Party License” has the meaning set forth in Section 6.5 (Third Party Patent Royalty Adjustments).

1.175. “Unaffiliated Acquirer” has the meaning set forth in Section 1.29 (Change of Control).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

1.178. “UPR” has the meaning set forth in the Recitals.

1.179. “UPR Modulator” means a Compound that meets the threshold criteria set forth in the Research Plan.

1.180. “US Launch Plan” means, with respect to any Licensed Product, those portions of the Commercialization Plan for such Licensed Product that relates to the United States (i.e., excluding any portions that relate solely to countries outside the United States).

1.181. “Valid Claim” means a claim of (a) an issued and unexpired PTI Patent Right or Collaboration Patent Right, which claim has not been revoked or held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, which is not appealable or has not been appealed within the time allowed for appeal, and that has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise, or (b) a patent application for a patent included in the PTI Patent Rights or Collaboration Patent Right, which claim has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken.

2. RESEARCH PROGRAM; GOVERNANCE

2.1. Conduct of Research Activities. During the Research Term, the Parties will collaborate to conduct research in accordance with the Research Plan for each Project. The principal goals of such Collaboration will be: (a) selecting any Additional Projects and developing multiplex gene expression (MGE) and functional cell assays for use in high throughput screening of compounds for any such selected Additional Projects (the “Disease Selection Phase”), (b) identifying and discovering Active Compounds for each Project among the PTI Contributed Compounds and the Astellas Contributed Compounds through the use of high throughput screening and synthesizing and screening New Compounds for efficacy on the Primary Indication for each Project, as well as testing in the Exploratory Indications (the “HTS Phase”), and (c) characterizing, optimizing, and supporting the progression of Active Compounds identified during the HTS Phase and designated as Hit Series or synthesized after the HTS Phase into pre-clinical development as Development Compounds (the “Optimization Phase” and together with the Disease Selection Phase and the HTS Phase, the “Research Phase”, each as described in more detail in this Agreement). [***] The principal goals of each phase for each Project will be defined in a mutually agreed Research Plan. The Research Plan for the Initial Project, including the associated Research Budget, is attached hereto as Exhibit A and covers the entire Research Term. In the event that Astellas specifies one or more Additional Projects pursuant to Section 2.2 (Project Selection; Research Term Extension), the Parties will prepare and mutually agree upon the Research Plan and associated Research Budget for each such Additional Project. The JRC will update each Research Plan, including the associated Research Budget, every six (6) months during the Research Term as necessary, in accordance with Section 5.2(b)(iv) (Responsibilities of the JRC).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

2.2. Project Selection; Research Term Extension. During the first six (6) months after the Effective Date, Astellas may specify up to two (2) Additional Projects to be conducted under the Collaboration (along with the Initial Project). If any such Additional Projects are specified by Astellas during the first six (6) months after the Effective Date, the Research Term for the Agreement will be extended through the completion of the last Project. If either Party notifies the other Party that it desires to extend the Research Term for any Project beyond its initial term, the other Party will reasonably consider such request and the Parties will discuss such extension.

2.3. Compound Designation.

(a) Compounds that are not Active Compounds. Any Compounds that do not meet the criteria for an Active Compound will be automatically excluded from this Agreement.

(b) Hit Series. Following the HTS Phase for each Project, PTI will present the results of the HTS Phase to the JRC and the JRC will assess the results of the HTS Phase in accordance with the guideline set forth in the Research Plan (Hit Series Criteria Guideline) and the potential development path for various screened Active Compounds. Following the presentation of the results of the HTS Phase to the JRC, Astellas may designate one or more Hit Series to be taken forward into the Optimization Phase by providing written notice to PTI within twenty (20) Business Days following such presentation of results to the JRC. Following the conclusion of the HTS Phase, if an Active Compound is not included in a Hit Series designated by Astellas to be taken forward into the Optimization Phase, it will thereafter be a Discontinued Compound and may not thereafter be designated as part of a Hit Series.

(c) Development Compounds. Following the Optimization Phase for each Project, PTI will present the results of the Optimization Phase to the JRC and the JRC will assess any of the Active Compounds included in or derived from any Active Compound in any Hit Series in accordance with the guideline set forth in the Research Plan (Development Compound Criteria Guideline) and present such results to Astellas. Subject to Section 2.3(e) (Discontinued Compounds), upon presentation to the JRC of the results from the Optimization Phase, Astellas will have the option to designate one or more Active Compound as a Development Compound (each such option, a “Development Option”). Such Development Option as to each Active Compound must be exercised by Astellas by providing written notice to PTI no later than sixty (60) days following presentation to the JRC of such results (the “Development Option Period”). Any Active Compound for which Astellas does not exercise its Development Option prior to the end of the applicable Development Option Period for such Active Compound (including Astellas’ termination of the Project in question pursuant to Section 12.2 (Termination)) will thereafter be a Discontinued Compound.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(d) Back-Up Compounds. Subject to Section 2.3(e) (Discontinued Compounds), Astellas may, at any time during the Development Option Period for a Project, designate up to [***] Active Compounds from or derived from any Hit Series as Back-Up Compounds with respect to any one Development Compound, in its discretion, (such Development Compound, a “Primary Development Compound”). If after completion of the Research Term for a Project, Astellas determines in good faith that the Development of a Primary Development Compound for the applicable Project has not yielded sufficient progress and that Development activities with respect to such Primary Development Compound should be discontinued, then Astellas may designate one of the Back-Up Compounds for such Primary Development Compound (an “Associated Back-Up Compound”) as a substitute for such Primary Development Compound, and the Associated Back-Up Compound will thereafter be considered the Primary Development Compound for such Project. In such case, the discontinued Primary Development Compound will thereafter be considered to be an Associated Back-Up Compound for such new Primary Development Compound. For clarity, the substitution of any Back-Up Compounds for a Primary Development Compound is not the subject of the Research Milestone Payments with respect to “Designation by Astellas of each Development Compound” set forth in Section 6.3(a) (Research Milestones). With respect to any Associated Back-up Compounds, Astellas may pursue, at its sole discretion, IND-enabling Study and IND filing thereof in parallel with the Development of the Primary Development Compound, provided, however, that if Astellas commences clinical Development activities for an Associated Back-Up Compound in parallel with, or as a follow-on to, the Primary Development Compound (i.e., not as a substitute for the Primary Development Compound), then Astellas will pay to PTI the accumulated Research Milestone Payments that would have been payable to PTI if the applicable Associated Back-Up Compound had been designated by Astellas as a Development Compound from the outset, which accumulated Research Milestone Payments will become due on the date that the first human subject of the first Phase I Study receives a dose of such Associated Back-Up Compound.

(e) Discontinued Compounds. Each Discontinued Compound will be excluded from the scopes of the license grants under Section 7.1(a) (Research License to Astellas) and Section 7.1(b) (Development and Commercialization License to Astellas). Astellas will have no right to designate any Discontinued Compound as an Active Compound in a Hit Series or as a Development Compound or a Back-Up Compound.

(f) Limitations. For avoidance of doubt, except for the designation of Back-Up Compounds in accordance with Section 2.3(d) (Back-up Compounds), Astellas may not exercise its Development Option after expiration of the Development Option Period.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(g) Restricted Uses of Discontinued Compounds. Subject to Section 12.3(a)(vi) (Applicability of Restricted Uses of Discontinued Compounds), Section 12.3(c) (Termination on a Licensed Product-by-Licensed Product or Project-by-Project Basis), Section 12.4(a) (Termination of Committees and Certain Rights) and all other terms and conditions of this Agreement, neither Party or its Affiliates will (i) during the Research Term and for a period of [***] thereafter, conduct any UPR research on any Discontinued Compounds, nor (ii) during the Research Term and for a period of [***] after the completion of the Research Term, develop or commercialize any Discontinued Compounds in the field of [***], any Exploratory Indication specified by the Initial Project, or any Indications which are studied in the Project, (the restrictions set forth in clauses (i) and (ii), to be referred to as “Restricted Uses”). For clarity, the restriction in clause (ii) will not prevent either Party or its Affiliates from performing internal research. Other than the restrictions set forth in this Section 2.3 (Compound Designation) and Section 7.4 (Exclusivity), each Party may conduct research, development and commercialization of any Discontinued Compounds under its own technology (in case of PTI, under the PTI Technology, and in case of Astellas, under the Astellas Technology) and its interest in the Collaboration Technology (in case of PTI, under PTI’s interest in Collaboration Technology, and in case of Astellas, under Astellas’s interest in Collaboration Technology). For the avoidance of doubt, neither Party will be required to grant a license to its own technology to the other Party with respect to any research, development and commercialization of the Discontinued Compounds conducted by the other Party.

(h) Claimed Compounds. Notwithstanding anything to the contrary herein, any Active Compound (except for any Development Compound or Back-Up Compound) that is within the scope of the claims at the time of filing of a Collaboration Patent Right that also claims any Development Compound or any Backup Compound (including any other Collaboration Patent Right arising from a provisional or parent patent application including a divisional application, a continuation application or a continuation in part application) (a “Claimed Compound”) will not be considered a Discontinued Compound for purposes of this Agreement. Both Parties will have the right to conduct internal research on any Claimed Compounds. Other than the internal research mentioned in the preceding sentence, during the Term, neither Party or its Affiliates will pursue any research, development or commercialization regarding any Claimed Compounds. Claimed Compounds will cease to be Claimed Compounds and will become Reverted Compounds upon Astellas’s termination of Development of the applicable Development Compounds or Backup Compounds such that there is no longer any Collaboration Patent Right that claims both such Claimed Compound and any Development Compound or Backup Compound then being Developed by Astellas.

(i) Compound Lists. The Research Plan for each Project will describe the PTI Contributed Compounds to be provided by PTI for use in such Project and the Astellas Contributed Compounds to be provided by Astellas for use in such Project. Upon request by either Party, the other Party will also provide the requesting Party with written documentation

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

evidencing that any Astellas Contributed Compound or PTI Contributed Compound (as applicable) not described in a Research Plan, but later introduced by either Party during the Research Term for use in a Project, existed in the non-requesting Party’s library of compounds as of the Effective Date. During the Research Term for each Project, PTI will create and maintain a written inventory of (i) all New Compounds synthesized in the course of a Project, (ii) all Active Compounds identified or synthesized in the course of each Project, (iii) all Active Compounds designated as part of a Hit Series, (iv) all Active Compounds designated as Development Compounds or Back-Up Compounds, (v) all Discontinued Compounds, and (vi) all Claimed Compounds. PTI will provide such inventory to the JRC upon completion or termination of each of the HTS Phase and Optimization Phase for each Project. During the Term, Astellas will provide PTI with such information as PTI may reasonably request in connection with its obligation to create and maintain the compound lists set forth in this Section 2.3(i) (Compound Lists). For the avoidance of doubt, PTI Contributed Compounds and Astellas Contributed Compounds will be provided without disclosing the structure of such compounds. These structures will only be disclosed after such compounds have been determined to meet the criteria for an Active Compound, and become part of the list described in clause (ii) above.

2.4. Provision of Technology and Materials. The Research Plan for a Project may include use of Astellas Technology only if approved by Astellas. For each Project, each Party will provide to the other Party such Materials and Astellas Technology and PTI Technology (as applicable) Controlled by such Party as required under the Research Plan for such Project, as more fully set forth below in this Agreement.

2.5. Review of Research. From time-to-time during the Research Term, Astellas scientists may come to PTI’s research facility during normal business hours to review work done by PTI during the Research Phase relating to the Collaboration (each a “Research Visit”). In advance of any Research Visit, the Parties will discuss and mutually agree upon the dates and durations of such visits and the roles and responsibilities of the Astellas scientists. During the Research Visits, PTI will provide support to the visiting Astellas scientists in accordance with such mutually agreed upon roles and responsibilities.

2.6. Research Diligence. The Parties will use Commercially Reasonable Efforts to conduct the program of research for each Project contemplated by each Research Plan and to achieve each Research Milestone Event and all goals set forth in each Research Plan with respect to each Active Compound (other than Discontinued Compounds) that is the subject of the Research Plan.

2.7. Third Party Patent Rights. If PTI reasonably determines that it is necessary for PTI to license one or more Patent Rights from one or more Third Parties to conduct the Initial

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

Project, then Astellas will negotiate and obtain a license under such Patent Rights, and costs and expenses in connection with such Third Party license will be borne as follows:

(i) if such Third Party license is necessary in order to perform multiplex gene expression (MGE) assays during the Research Term as contemplated by the Research Plan, then PTI will bear all costs and expenses in connection with such Third Party License; or

(ii) for any other Third Party license than the license set forth in (i) above, then Section 6.5 (Third Party License Royalty and Milestone Adjustment) will apply, mutadis mutandis, with respect to costs and expenses in connection with such Third Party license.

3. DEVELOPMENT

3.1. Development Compounds.

(a) Development Compound and Licensed Product Development Responsibilities. Astellas will initiate Development of any Development Compound promptly upon its designation as a Development Compound and expiration of the Co-Development Option Period with respect to that Development Compound in accordance with Section 3.2(a) (Co-Development Option), and will inform PTI of the time it so initiates Development and the Indication for which such Licensed Product is being Developed, each of which will be deemed Confidential Information of Astellas. If PTI does not exercise its Co-Development Option for a Development Compound, Astellas will have the sole right and responsibility for, and will have full control and authority over, at its sole cost and expense, the Development of Development Compounds and Licensed Products for any Indication, including the right to make all strategic and tactical decisions with respect thereto, to conduct all Development activities and to establish the methods and means by which it performs such activities under this Agreement. Astellas may, in its sole discretion, delegate any work performed on Development of such Licensed Product to any of its Third Party Collaborators, or to any other Third Party consultants, clinical investigators and service providers; provided, however, that Astellas remains responsible for the performance of any Third Party Collaborators or Third Parties and, provided further, that any such delegated work is performed under a written agreement with such Third Party Collaborator or Third Party which assigns to Astellas any Inventions (to the extent possible) and contains confidentiality provisions at least as protective as those in this Agreement covering the disclosure of any information disclosed by either Party to such Third Party Collaborator or Third Party in the performance of such delegated work.

(b) Development Plan. If PTI does not exercise its Co-Development Option for a Development Compound, Astellas will finalize and maintain the Development Plan prepared for each Development Compound (the finalized and updated Development plan for each Development Compound and Licensed Product to each be known as a “Development Plan”) and will provide PTI with a copy of each Development Plan and all subsequent updates or changes thereto, which must be made at least on an annual basis.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(c) Regulatory Filings. If PTI does not exercise its Co-Development Option for a Development Compound, Astellas will have the sole right and responsibility for preparing and filing all Regulatory Filings with respect to Licensed Products in the Territory in its own name, for interacting with Regulatory Authorities with respect to such Regulatory Filings and for reporting to Regulatory Authorities all Adverse Events related to any Licensed Product if and to the extent required by applicable laws and regulations. All Regulatory Approvals for Licensed Products will be solely owned by Astellas.

(d) Post-Research Term Development Support. If Astellas wishes PTI to conduct any research activities with respect to a Development Compound after the Research Term, such as the identification and validation of biomarkers, indication expansion studies or other measures of pharmacodynamic outcomes (“Post-Research Term Development Support Activities”), the Parties will negotiate in good faith to agree upon appropriate compensation for PTI and other commercially reasonable terms with respect to such activities.

3.2. Co-Developed Compounds.

(a) Co-Development Option. On a Licensed Product-by-Licensed Product basis, PTI has an option to Co-Develop with Astellas each Development Compound and the corresponding Licensed Product (each, a “Co-Development Option”). Within thirty (30) days following Astellas’s exercise of its Development Option for a Licensed Product, Astellas will provide the IND Enabling Budget Statistics and Phase I Budget Statistics in order allow PTI to determine whether or not it wishes to exercise its Co-Development Option for such Licensed Product. PTI may exercise the Co-Development Option with respect to a particular Development Compound and corresponding Licensed Product by notifying Astellas in writing no later than thirty (30) days following PTI’s receipt of the later of the IND Enabling Budget Statistics and the Phase I Budget Statistics (the “Co-Development Option Period”).

(b) Co-Development Plans and Cost Estimates.

(i) Initial Co-IND Enabling Study Plan. In the event that PTI exercises its Co-Development Option pursuant to Section 3.2(a) (Co-Development Option), Astellas will prepare an initial work plan for the IND enabling study activities to be performed through IND clearance of applicable Co-Developed Product (the “Initial Co-IND Enabling Study Plan”). Astellas will provide such Initial Co-IND Enabling Study Plan no later than thirty (30) days prior to the commencement of such IND enabling studies.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(ii) Initial Co-Development Plan and Initial Co-Development Cost Estimate. No later than sixty (60) days prior to the commencement of the first Phase I Study of applicable Co-Developed Product, Astellas will provide the following to PTI:

(A) an initial work plan for the probable Co-Development activities to be performed through Regulatory Approval of such Co-Developed Product, including the possible use of Astellas Technology (the “Initial Co-Development Plan”); and

(B) a good-faith estimate of all Co-Development Costs associated with activities contained in the Initial Co-Development Plan in accordance with Astellas’s own budgeting policies and procedures (the “Initial Co-Development Cost Estimate”).

(iii) Co-Development Plan and Co-Development Cost Estimate. For each Co-Developed Product for which PTI has not exercised the applicable Co-Development Termination Option pursuant to Section 3.2(e) (Termination of Co-Development), Astellas will revise the Initial Co-Development Plan for the Co-Developed Product in consultation with PTI to more clearly delineate each Party’s roles and responsibilities for the Co-Development of each Co-Developed Product and submit such revised plan to the JDC for review and approval (such revised plan, the “Co-Development Plan”). Astellas will also revise the Initial Co-Development Cost Estimate reflecting the then-current version of the Co-Development Plan for each Co-Developed Product in good faith in accordance with Astellas’s own budgeting policies and procedures (the “Co-Development Cost Estimate”) and submit such Co-Development Cost Estimate to the JDC along with the subject Co-Development Plan. For each Co-Developed Product, the applicable Co-Development Plan will be thereafter updated every six (6) months by the JDC and will include the then-current Co-Development Cost Estimate. For avoidance of doubt, Astellas will have final authority regarding the content, development, and execution of each Co-Development Plan, including the associated Co-Development Cost Estimate in accordance with Section 5.5 (Decision Making).

(c) Co-Development Costs.

(i) Cost Sharing and Reports. Upon exercise of the Co-Development Option for a Development Compound, PTI will be responsible for [***] of all Co-Development Costs for such Co-Developed Product on a worldwide basis and Astellas will be responsible for [***] of all such Co-Development Costs. Co-Development Costs for each Co-Developed Product will initially be borne by the Party incurring the cost or expense. Each Party will calculate and maintain records of Co-Development Costs incurred by it and its Affiliates with respect to a Co-Developed Product and, within thirty (30) days following the end of each Calendar Quarter, each Party will submit to the other Party a report detailing the Co-Development Costs incurred by it and its Affiliates during such Calendar Quarter (a “Co-Development Cost Report”), and if requested, reasonable supporting documentation will be provided. The Party that

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

incurs more than its share of the total actual Co-Development Costs with respect to a Co-Developed Product during any Calendar Quarter will be paid by the other Party an amount of cash sufficient to reconcile to its agreed percentage of Co-Development Costs for such Co-Developed Product, which payment will be made within sixty (60) days after delivery of the Co-Development Cost Report for such Calendar Quarter.

(ii) Co-Development Cost Disputes. Notwithstanding the foregoing, if following receipt of a Co-Development Cost Report a Party disputes (the “Disputing Party”) any Co-Development Costs under such Co-Development Cost Report, it will have fifteen (15) days to notify the other Party (the “Non-Disputing Party”). Upon receiving such notice from the Disputing Party, the Non-Disputing Party will, at the reasonable request of the Disputing Party, provide to the Disputing Party supporting documentation relating to any such disputed Co-Development Costs. The Parties agree to use reasonable efforts to resolve any such dispute as soon as reasonably practicable, and any undisputed portion of Co-Development Costs in such Co-Development Cost Report will be paid within sixty (60) days after delivery of such Co-Development Cost Report. Once the Parties have resolved such dispute, any disputed amounts still owed by either Party will be paid within thirty (30) days of resolution of such dispute.

(d) Clinical Study Results. Along with the applicable then-current version of the Co-Development Cost Estimate and the Co-Development Plan to be provided to PTI pursuant to Section 3.2(b)(iii) (Co-Development Plan and Co-Development Cost Estimate), for each Co-Developed Product, Astellas will also provide to PTI the top line result of (i) the first Phase I Study for such Co-Developed Product contemplated by the Co-Development Plan no later than thirty (30) days following the Database Lock Date of such study and (ii) the first Phase II Study for such Co-Developed Product contemplated by the Co-Development Plan no later than thirty (30) days following the Database Lock Date of such study unless PTI has exercised the applicable Co-Development Termination Option.

(e) Termination of Co-Development. PTI will have the right to exercise its Co-Development Termination Option and terminate its rights and obligations with regard to the Co-Development of a Co-Developed Product at either the completion of (i) the first Phase I Study; or (ii) the first Phase II Study (unless PTI does not exercise its Co-Development Termination Option at the completion of the first Phase I Study of the subject Co-Developed Product). In each case, if PTI chooses to exercise its Co-Development Termination Option, PTI will provide written notice to Astellas no later than ninety (90) days after its receipt of the later of (i) the applicable then-current version of the Co-Development Cost Estimate and the Co-Development Plan of such Co-Developed Product pursuant to Section 3.2(b)(iii) (Co-Development Plan and Co-Development Cost Estimate); and (ii) the top line result of the clinical study report for the first Phase I Study or first Phase II Study (as applicable) pursuant to Section 3.2(d) (Clinical Study Results). Upon PTI providing such notice to Astellas exercising its

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

Co-Development Termination Option, the affected Co-Developed Product will thereafter cease to be a Co-Developed Product for all purposes of this Agreement. For clarity, in such event, PTI must still pay [***] of the Co-Development Costs incurred through the date on which PTI exercises such Co-Development Termination Option relating to such Co-Developed Product.

(f) Regulatory Filings. Subject to the limitations set forth in this Section 3.2(f) (Regulatory Filings), Astellas will have the sole right and responsibility for preparing and filing all Regulatory Filings with respect to Co-Developed Products in its own name, for interacting with Regulatory Authorities with respect to such Regulatory Filings and for reporting to Regulatory Authorities all Adverse Events related to any Co-Developed Product if and to the extent required by applicable laws and regulations. Astellas will prepare all material Regulatory Filings for each Co-Developed Product and provide high level summary information of such filings to the JDC in advance of submission to the applicable Regulatory Authority for its review and approval. All Regulatory Approvals for Co-Developed Products will be solely owned by Astellas. For all Co-Developed Products, Astellas will keep PTI reasonably informed regarding the status and progress of such activity, including (i) providing PTI with a copy of written correspondence from a Regulatory Authority involving a Regulatory Filing for any such Co-Developed Product; (ii) notifying PTI of major topic made by oral correspondence from a Regulatory Authority involving a Regulatory Filing; (iii) following review and approval by the JDC, providing PTI with a copy of each Regulatory Filing (i.e. IND, orphan drug applications and designations, and their foreign counterparts) to be submitted to the FDA or a Regulatory Authority in any Major Market Country in advance of submission to the relevant Regulatory Authority; (iv) providing PTI with a copy of all final Regulatory Filings promptly after submission to the relevant Regulatory Authority; and (v) promptly informing PTI regarding the receipt or denial of Regulatory Approval for such Co-Developed Product obtained or denied; provided, however, that in all circumstances, Astellas will inform PTI of such event prior to public disclosure of such event by Astellas.

(g) Regulatory Meetings. Astellas will provide PTI with advance notice of all meetings with Regulatory Authorities pertaining to each Co-Developed Product. Astellas will use reasonable efforts to permit PTI to have, at PTI’s expense, representatives of PTI attend any scheduled meeting with Regulatory Authorities pertaining to any Co-Developed Product, including pre-IND and end of Phase II Study meetings, either in person, by teleconference or by videoconference, in PTI’s sole discretion.

3.3. Manufacture of all Development Compounds. Astellas has the exclusive right to manufacture, for Development purposes, Development Compounds and all corresponding Licensed Products, including Co-Developed Products itself or through one or more Affiliates or Third Parties selected by Astellas in its sole discretion.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

3.4. Development Diligence for all Development Compounds and Licensed Products.

(a) General. Astellas agrees to use Commercially Reasonable Efforts, and will cause Sublicensees to use Commercially Reasonable Efforts, to initiate and pursue the Development of, and seek Regulatory Approval for, at least one (1) Licensed Product for each Development Compound designated by Astellas pursuant to Section 2.3(c) (Development Compounds) (other than Development Compounds designated by Astellas as Back-Up Compounds) in at least one (1) Indication in all Major Market Countries. Astellas further agrees to use Commercially Reasonable Efforts to support and maintain all Back-Up Compounds.

(b) Co-Development Diligence. Each Party will use Commercially Reasonable Efforts to perform its obligations under the Co-Development Plan with respect to any Co-Developed Product.

4. COMMERCIALIZATION

4.1. Licensed Products.

(a) Responsibility for Commercialization of Licensed Products. Astellas will inform PTI of the time it initiates activities with respect to the Commercialization of each Licensed Product for each Indication that such Licensed Product receives Regulatory Approval. Subject to the diligence obligations set forth in Section 4.4 (Commercialization Diligence for all Licensed Products) and PTI’s Co-Promotion Option in accordance with Section 4.2(a) (Co-Promotion Option), Astellas will have the sole right and responsibility for, and will have full control and authority over, at its sole cost and expense, the Commercialization of each Licensed Product, including making all strategic and tactical decisions with respect thereto, conducting all Commercialization activities and establishing the methods and means by which it performs such activities under this Agreement. Astellas may, in its sole discretion, delegate any work performed on Commercialization of such Licensed Product to any of its Third Party Collaborators, or to any other Third Party consultants, clinical investigators or service providers; provided, however, that such party enter into a written agreement with Astellas in advance of any work being performed which assigns any Inventions or other Know-How to Astellas and contains confidentiality provisions at least as protective as those in this Agreement covering the disclosure of any information of either Party that is the subject of the Collaboration, and provided further, that Astellas will remain responsible hereunder for the performance of any such Persons.

(b) Commercialization Plan. Astellas will prepare and maintain a Commercialization plan for each Licensed Product which will set out in reasonable detail: (i) principal strategies with respect to marketing, promoting, distributing, and obtaining reimbursement for the applicable Licensed Product on a worldwide basis; and (ii) the activities to be conducted in connection with the Commercialization of the applicable Licensed Product (a “Commercialization Plan”) and will provide PTI with a copy of such Commercialization Plan and all subsequent updates or changes thereto, which must be made at least on an annual basis.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

4.2. Co-Promoted Products.

(a) Co-Promotion Option. For each Licensed Product, including those for which PTI has not exercised its Co-Development Option in accordance with Section 3.2(a) (Co-Development Option), PTI will have an option to Co-Promote such Licensed Product with Astellas in the United States on a fee-for-service basis (each, a “Co-Promotion Option”). For each Licensed Product for which Astellas is seeking Regulatory Approval in the United States, Astellas shall provide PTI with the preliminary US Launch Plan for each such Licensed Product within one hundred eighty (180) days after the dosing of the first subject in the first Phase III Study for such Licensed Product. PTI may exercise its Co-Promotion Option by notifying Astellas that it wishes to exercise its Co-Promotion Option for such Licensed Product not later than ninety (90) days after PTI receives such US Launch Plan. If PTI so notifies Astellas prior to the expiration of such ninety (90) day period, then the Parties will negotiate in good faith and enter into a separate co-promotion agreement setting forth the Parties’ respective rights and obligations for such co-promotion, which agreement will be aligned with the concepts set forth on Exhibit B (the “Co-Promotion Agreement”) as soon as reasonably possible. If, with regard to a Licensed Product, either (i) PTI fails to provide notice to Astellas of its intention to exercise its Co-Promotion Option prior to the expiration of the aforementioned ninety (90) day period, or (ii) prior to the expiration of such ninety (90) day period, PTI provides notice to Astellas that it does not intend to exercise its Co-Promotion Option, then PTI will have no further right to Co-Promote such Licensed Product. Subject to Section 13.20(a) (Use of Affiliates), such Co-Promotion Agreement will be executed between PTI and Astellas Pharma US, Inc. or Astellas’s Affiliate in the United States to be designated by Astellas.

(b) Co-Promotion Plan. Upon PTI’s exercise of the Co-Promotion Option for a Licensed Product, Astellas will prepare, in consultation with PTI, a plan for the co-promotion of each Co-Promoted Product which will set out in reasonable detail: (i) principal strategies with respect to Customer-Facing Activities for the applicable Co-Promoted Product in the United States; and (ii) the Customer-Facing Activities to be conducted with respect to the co-promotion of the applicable Co-Promoted Product (the “Co-Promotion Plan” and all Customer-Facing Activities to be completed by either Party under such Co-Promotion Plan, “Co-Promotion”). Astellas will update the Co-Promotion Plan on an annual basis. Each Co-Promotion Plan and all changes and updates thereto will be reviewed and approved by the JCC subject to Astellas’s final authority as set forth in Section 5.5(b) (JDC and JCC Resolution); provided that each Co-Promotion Plan must meet the requirements set forth in this Section 4.2(b) (Co-Promotion Plan) and the Co-Promotion Agreement.

4.3. Manufacture of all Licensed Products. Astellas has the exclusive right to manufacture, for Commercialization purposes, all Licensed Products, including Co-Promoted Products, itself or through one or more Affiliates or Third Parties selected by Astellas in its sole discretion.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

4.4. Commercialization Diligence for all Licensed Products.

(a) General. Astellas will use Commercially Reasonable Efforts, and will cause Sublicensees to use Commercially Reasonable Efforts, to initiate and pursue the Commercialization of each Licensed Product in every Major Market Country where it receives Regulatory Approval.

(b) Reporting. Within sixty (60) days after the end of each Calendar Year, Astellas will furnish PTI with a written report summarizing its efforts, and the efforts of its Sublicensees, during the prior Calendar Year to Commercialize Licensed Products (other than Co-Promoted Products, which mutual reporting procedure will be set forth in the Co-Promotion Agreement). Each report must include a discussion of intended efforts for the then-current Calendar Year.

(c) Co-Promotion Diligence. Subject to the Co-Promotion Agreement, each Party will use Commercially Reasonable Efforts to perform its obligations under the Co-Promotion Plan with respect to any Co-Promoted Product.

4.5. Trademarks; Promotional Materials.

(a) Corporate Names and Logos. Each Party and its Affiliates will retain all right, title and interest in and to its and their respective corporate names and logos. All Licensed Products will indicate “Licensed from Proteostasis Therapeutics, Inc.”, or other substantially similar language, to the extent permitted under applicable laws and regulations.

(b) Licensed Products. Astellas will have the right, in its sole discretion, to select all trademarks and service marks to be used in conjunction with Licensed Products to be sold by Astellas, and to design and produce any and all promotional materials for Licensed Product to be sold by Astellas, including package inserts, data sheets, leaflets, advertisements and labeling. PTI will have the right, upon written reasonable request, to be informed of such trademarks and service marks and to receive samples of such promotional materials to be used for the United States. Subject to the terms of this Section 4.5(b) (Licensed Products), PTI will have the right to use any trademarks or service marks selected by Astellas for use in conjunction with the Licensed Products on PTI’s websites and corporate communications for the purpose of general company promotion. In the event that PTI becomes aware of any infringement of any trademark used in connection with any Licensed Product by a Third Party, PTI will promptly notify Astellas. Astellas will take the lead to prevent such infringement, including by the institution of legal proceedings against such Third Party.

(c) Trademark License Agreement. If Astellas desires to use any trademark owned by PTI to Commercialize any Licensed Product, then the Parties will enter into a separate trademark license agreement containing commercially reasonable and customary terms pursuant to which PTI will grant Astellas a non-exclusive, royalty-free license to use the applicable PTI trademarks to Commercialize such Licensed Products.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(d) No Other Rights. For the avoidance of doubt, except as expressly provided in this Agreement, neither Party will have any right to use the other Party’s or the other Party’s Affiliates’ corporate names or logos in connection with Commercialization of Licensed Products.

5. GOVERNANCE AND DECISION MAKING

5.1. Alliance Managers. Each Party will appoint a representative within such Party as the primary contact for all matters related to this Agreement (each, an “Alliance Manager”) to serve as such Party’s primary liaison with the other Party for matters relating to the Collaboration and to facilitate communication and collaboration between the Parties. Each Party may replace its Alliance Manager at any time by providing notice in writing to the other Party. The initial Alliance Managers will be:

For PTI: Huseyin Mehmet, Ph.D.

For Astellas: [***]

5.2. Joint Research Committee.

(a) Establishment of the JRC. Promptly after execution of this Agreement, the Parties will establish a joint research committee (the “JRC”) comprised of an equal number of representatives from the senior science management of each Party to review and oversee the conduct of the activities conducted during the Research Term for each Project.

(b) Responsibilities of the JRC. The JRC will:

(i) review the Research Plan, including the Research Budget, for each Project;

(ii) discuss progression of the Active Compounds (but not Discontinued Compounds) through each phase in accordance with the Research Plan for each Project;

(iii) establish and monitor progress against the objectives of the Research Plan for each Project;

(iv) review and approve any revisions to the Research Plan for each Project, including the Research Budget, proposed by either Party from time to time as needed;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(v) exchange and review scientific information and data relating to the activities being conducted under the Research Plan for each Project;

(vi) assess the results of each of the Disease Selection Phase, the HTS Phase and the Optimization Phase and present its assessment to Astellas; and

(vii) make such other decisions as are expressly allocated to the JRC under this Agreement.

(c) Frequency of Meetings. The JRC will meet in person or by means of telephone or video conference at least once each Calendar Quarter until the expiration or termination of the Research Term of the final Project.

5.3. Joint Development Committee.

(a) Establishment of the JDC. Upon exercise of the Co-Development Option for a Development Compound, the Parties will form a joint development committee (the “JDC”), comprised of an equal number of representatives from the senior clinical development management of each Party, to review and oversee the Development of such Co-Developed Product.

(b) Responsibilities of the JDC. The JDC will:

(i) review and approve the applicable Co-Development Plan and Co-Development Cost Estimate for each Co-Developed Product;

(ii) review and approve any revisions to the Co-Development Plans or Co-Development Cost Estimates provided by either Party from time to time as needed, but no less frequently than every six (6) months;

(iii) subject to and within the parameters of the Co-Development Plan, (A) oversee the implementation of each Co-Development Plan (including approval of clinical study protocols and review of the conduct of clinical studies conducted pursuant to the Co-Development Plan), and (B) review and oversee the overall strategy and positioning of all material submissions and filings with the applicable Regulatory Authorities for each Co-Developed Product; and

(iv) perform such other duties as are expressly allocated to the JDC by this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

5.4. Joint Commercial Committee.

(a) Establishment of the JCC. Upon exercise of the Co-Promotion Option for a Licensed Product, the Parties will form a joint commercial committee (the “JCC”), comprised of an equal number of representatives from the senior commercial management of each Party to review and oversee Co-Promotion of the Co-Promoted Products.

(b) Responsibilities of the JCC. Subject to the Co-Promotion Agreement relating to a Co-Promoted Product, the JCC will:

(i) review and approve a Co-Promotion Plan for each Co-Promoted Product;

(ii) review and approve any revisions to the Co-Promotion Plans provided by either Party from time to time as needed, but no less frequently than every six (6) months;

(iii) subject to and within the parameters of the Co-Promotion Plan, oversee the implementation of the Co-Promotion Plan; and

(iv) perform such other duties as are expressly allocated to the JCC by this Agreement or the Co-Promotion Agreement.

5.5. Decision Making. Except as otherwise provided in this Agreement, each of the JRC, JDC and JCC will make decisions by consensus. In the event that consensus cannot be reached with respect to a particular matter within such committee’s decision making authority, then either Party may have such matter referred to the appropriate executives for each Party. With respect to Astellas, matters related to Development will be referred to the Chief Medical Officer (or its designee) for resolution, matters related to Co-Promotion will be referred to an officer (or its designee) of the Astellas Affiliate executing the Co-Promotion Agreement, and all other matters will be referred to the Chief Strategy Officer (or its designee) (each of these Astellas officers (or its designee, as applicable) will be known herein a “Department Head” and collectively the “Department Heads”). With respect to PTI, resolution of all matters before the JRC, JDC or JCC will be referred to an executive officer of PTI to whom one or more members of the JRC, JDC or JCC report (currently the chief executive officer (“CEO”) of PTI). Upon escalation of a dispute, the appropriate Department Heads and PTI’s CEO (or other executive designated by PTI’s CEO) will meet promptly and negotiate in good faith to resolve such matter. The JRC, JDC and JCC will only have the powers expressly assigned to them. In no event will any of the JRC, JDC or JCC have any power to amend, modify or waive compliance with this Agreement.

(a) JRC Resolution. If the appropriate Department Head and the PTI CEO (or other executive designated by PTI’s CEO) are unable to resolve a research related matter originally referred to the JRC during negotiation within thirty (30) days or such longer period of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

time as they may mutually agree, Astellas will have final decision-making authority as to such matter, unless such matter relates to changing of any Research Plan or Research Budget in a manner that would (i) increase more than ten percent (10%) of PTI’s required expenditures or decrease more than ten percent (10%) of Astellas’s research funding obligation, both from the amount set forth in the original Research Budget, (ii) change the threshold criteria used to define Active Compounds; or (iii) add or change an Indication during the Optimization Phase pursuant to Section 2.1.

(b) JDC and JCC Resolution. If the appropriate Astellas Department Head and the PTI CEO (or other executive designated by PTI’s CEO) are unable to resolve a Co-Development or Co-Promotion related matter originally referred to the JDC or JCC (as applicable) during negotiation within thirty (30) days or such longer period of time as they may mutually agree, Astellas will have final decision-making authority as to such matter.

(c) No Amendment. Notwithstanding anything to the contrary in this Article 5 (Governance and Decision Making), no committee or single Party will have the authority to amend this Agreement.

6. PAYMENTS

6.1. Equity Investment & Board Observer.

(a) Equity Investment. Simultaneously with the execution of this Agreement, Astellas agrees to make a five million dollar ($5,000,000) investment through purchase of a Convertible Note issued by PTI on the same terms (unless the Parties agree otherwise) as set forth in the Convertible Promissory Note Purchase Agreement by and among PTI and the purchasers thereto, dated July 31, 2014 (the “Convertible Note”).

(b) Board Observer. Following the execution of investment agreements in accordance with Section 6.1(a) (Equity Investment), and for so long as Astellas or its Affiliates continues to own 100% of PTI’s aggregate issued and outstanding capital stock or instruments convertible or exercisable into capital stock (all on an as-converted basis) issued to Astellas in accordance with Section 6.1(a) (Equity Investment), PTI will permit a representative of Astellas (the “Observer”) to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, will give such representative copies of all notices, minutes, consents, and other materials that it provides to all its outside (non-employee) directors at the same time and in the same manner as provided to such directors. Notwithstanding the foregoing, the Observer right granted in this Section 6.1(b) (Board Observer) will terminate in the event that (1) Astellas ceases to hold 100% of PTI’s aggregate issued and outstanding capital stock or instruments convertible or exercisable into capital stock (all on an as-converted basis) issued to Astellas in accordance with Section 6.1(a) (Equity Investment), or (2) there occurs a Change of Control of PTI or an initial public offering of PTI securities. The Observer will execute a customary

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

confidentiality agreement pursuant to which he or she would agree to hold in confidence all information provided to him or her in his or her capacity as an Observer. PTI may withhold any information and exclude the Observer from any meeting or portion thereof if PTI reasonably determines in good faith that access to such information or attendance at such meeting (i) could adversely affect the attorney-client privilege between PTI and its counsel, or (ii) may result in disclosure of trade secrets. In addition, PTI may withhold any information and exclude the Observer from any meeting or portion thereof for reasonable competitive considerations, such as where PTI reasonably determines in good faith that there is a conflict of interest between the Astellas (or the Observer) and PTI with respect to the subject matter of such information or that is to be discussed at such meeting (or portion thereof). Furthermore, PTI reserves the right to exclude the Observer from any executive, audit, or compensation committee meetings of the Board of Directors.

6.2. Research Expenses.

(a) Research Budget. For each year during the Research Term (including any extensions thereof), the Research Budget for each Project will provide funding for (i) the number of PTI FTEs set forth in the Research Plan to perform the activities contemplated for each year of the Research Term at a rate of [***] per FTE for purposes of determining the costs incurred by PTI with respect to PTI personnel performing work during the Research Phase; and (ii) reimbursement for external costs reasonably incurred by PTI in accordance with the Research Plan (clauses (i) and (ii), together with all other amounts owed by Astellas to PTI per year during the Research Term to support the activities under the Research Plan for each Project, the “Research Expenses”).

(b) Estimated Expenses. During the Research Term, PTI will invoice Astellas quarterly in advance for the amount reasonably expected to be incurred by PTI for FTEs and other external costs under the Research Plan for the upcoming Calendar Quarter for such Project (the “Estimated Quarterly Expenses”). Astellas will pay the Estimated Quarterly Expenses within thirty (30) days of receipt of invoice from PTI (but such payment need not be made by Astellas before the start of such quarter).

(c) Actual Expenses. Within thirty (30) days after the end of each Calendar Quarter, PTI will deliver written reports to Astellas setting forth the actual number of PTI FTEs dedicated to, and all external costs incurred for, each Project in such Calendar Quarter (“Actual Quarterly Expenses”).

(i) Overpayments by Astellas. In the event that the Estimated Quarterly Expenses are in excess of the Actual Quarterly Expenses, then Astellas may credit the difference between the Estimated Quarterly Expenses and the Actual Quarterly Expenses for such Calendar Quarter against the Estimated Quarterly Expenses due to PTI for the next Calendar Quarter Actual Quarterly Expenses, provided, however, that if such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

overpayment by Astellas occurs in the final Calendar Quarter of the Research Term, then PTI will refund the amount of such overpayment to Astellas within thirty (30) days of receipt of notice by PTI of such overpayment from Astellas.

(ii) Underpayments by Astellas. In the event that the Actual Quarterly Expenses exceed the Estimated Quarterly Expenses for a Calendar Quarter, resulting in an underpayment by Astellas, then Astellas will pay PTI the amount of such underpayment within thirty (30) days; provided, however, that, unless approved by the JRC in advance, Astellas will not be responsible for any Actual Quarterly Expenses to the extent such Actual Quarterly Expenses exceed one hundred and ten percent (110%) of the amounts included in the then-current Research Budget that was applicable to such current Calendar Year (the amount in excess of such one hundred and ten percent (110%) limit is the “Excess Expense”). One hundred percent (100%) of any Excess Expense will be borne by PTI, unless such Excess Expense was approved in advance by Astellas.

6.3. Milestone Payments.

(a) Research Milestones. Within thirty (30) days following the achievement of each of the applicable events listed below (each, a “Research Milestone Event”), Astellas will make the following payments to PTI (each, a “Research Milestone Payment”). In the event that Astellas opts to bypass a phase and advance an Active Compound to the subsequent phase in accordance with Section 2.3 (Compound Designation) (e.g. if Astellas elects to designate an Active Compound as a Development Compound without designating such Active Compound as part of a Hit Series), the Research Milestone Payment due to PTI for the bypassed phase (Research Milestone Event #4 in the foregoing example) will become due as if the phase had been completed. For avoidance of doubt, if Astellas designates an Associated Back-Up Compound as a substitute for Primary Development Compound in accordance with the Section 2.3(d) (Back-Up Compounds), such substitution shall not be construed to achieve the Research Milestone Event #5 in Table 6.3(a) below.

Table 6.3(a)

Research Milestone Event	Research Milestone Payment
1. Initiation of Disease Selection Phase for each Additional Project:	[***]
2. Commencement of HTS Phase for the Initial Project:	[***]
3. Commencement of HTS Phase for each Additional Project:	[***]
4. Designation by Astellas of each Hit Series (thereby moving Active Compounds in the Hit Series forward to the Optimization Phase for each Project):	[***]
5. Designation by Astellas of each Development Compound (payable only once per Active Compound):	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(b) Development Milestones. On a Licensed Product-by-Licensed Product basis Astellas will make the following one-time payments (each a “Development Milestone Payment”) to PTI within thirty (30) days following the first occurrence of the applicable event listed below for each Licensed Product (each, a “Development Milestone Event”), as follows:

Table 6.3(b)

Development Milestone Event	Development Milestone Payment
1. Dosing of the first subject in the first Phase I Study:	[***]
2. Dosing of the first subject in the first Phase II Study:	[***]
3. Dosing of the first subject in the first pivotal Phase III Study:	[***]
4. Regulatory Approval in the [***]:	[***]
5. Regulatory Approval in [***]:	[***]
6. Regulatory Approval in [***]:	[***]

(c) Sales Milestones.

(i) On a Licensed Product-by-Licensed Product basis, Astellas will pay PTI the following one-time payments (the “Sales Milestone Payments”) when Annual Net Sales of each Licensed Product in a given Calendar Year first reaches the respective thresholds indicated below (each, a “Sales Milestone Event”):

Table 6.3(c)(i)

Sales Milestone	Sales Milestone Payment
1. Net Sales in a Calendar Year exceeding [***]:	[***]
2. Net Sales in a Calendar Year exceeding [***]:	[***]
3. Net Sales in a Calendar Year exceeding [***]:	[***]
4. Net Sales in a Calendar Year exceeding [***]:	[***]

(ii) For clarity, if Annual Net Sales of a Licensed Product exceed Sales Milestone Events #2, #3 or #4 in Table 6.3(c)(i) in a given Calendar Year, and had not exceeded the previous Sales Milestone Events in any prior Calendar Year, then Astellas will pay to PTI under this Section 6.3(c) (Sales Milestones) all earlier Sales Milestones not yet paid with respect to such Licensed Product. By way of example only, if in a given Calendar Year, Annual Net Sales were [***] and in all prior Calendar Years, Annual Net Sales had not totaled more than [***] (such that Sales Milestone #1 was the only Sales Milestone paid to that point), then Astellas would make a one time payment to PTI under this Section 6.3(c) (Sales Milestones) of [***] (the sum of Sales Milestone Payments #2 and #3 above), and similarly if Annual Net Sales in all prior years were only [***], Astellas would make a one time payment to PTI of [***] (the sum of Sales Milestone Payments #1, #2 and #3) for the Calendar Year in which Annual Net Sales were [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(d) Notice and Payment of Milestones. Astellas will provide PTI with prompt written notice upon the occurrence of each milestone event set forth in this Section 6.3 (Milestone Payments).

6.4. Royalty Payments for Licensed Products.

(a) Royalty Rates. During the applicable Royalty Term, on a Licensed Product-by-Licensed Product basis, Astellas will pay PTI royalties based on Territory-wide Annual Net Sales of each Licensed Product at the rates set forth in Table 6.4 (the “Royalty Rates”) on a tiered rate basis. As shown in Table 6.4, the royalty rate will be higher if PTI has exercised its Co-Development Option for a Licensed Product in accordance with Section 3.2(a) (Co-Development Option), even if PTI subsequently exercises one of its Co-Development Termination Options for such Licensed Product accordance with Section 3.2(e) (Termination of Co-Development).

Table 6.4

	If Not Co-Developed	If Co-Developed Through 1st Phase I Study	If Co-Developed Through 1st Phase II Study	If Co-Developed Beyond 1st Phase II Study:
Net Sales portion up to and including [***]:	[***]	[***]	[***]	[***]
If Net Sales portion above [***] and less than or equal to [***]:	[***]	[***]	[***]	[***]
If Net Sales portion [***]:	[***]	[***]	[***]	[***]

By way of example only, if Astellas receives [***] in Net Sales of a Licensed Product that PTI has co-Developed through the first Phase I Study during a given Calendar Year, then the royalties payable by Astellas under this Section 6.4 (Royalty Payments for Licensed Products) with respect to such Licensed Product during such Calendar Year would be calculated as follows:

Royalty = [***]

(b) Adjustments to Royalties. On a Licensed Product-by-Licensed Product and country-by-country basis, during a period where such Licensed Product is not either (i) Covered by a Valid Claim in a particular country or (ii) entitled to Data Protection in a particular country, to the extent that royalties are due to PTI for such Licensed Product under Section 6.4 (Royalty Payments for Licensed Products), such royalties due in such country will be reduced by fifty percent (50%) during such periods until the expiration of the Royalty Term. The foregoing adjustment will also apply on a Reverted Product-by-Reverted Product and country-by-country basis to royalties payable pursuant to Section 6.12 (Payments to Astellas).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

6.5. Third Party License Milestone and Royalty Adjustments. If Astellas reasonably determines that it is necessary for Astellas to license one or more Patent Rights from one or more Third Parties in order to Develop, Manufacture, Commercialize or otherwise exploit any Licensed Product, then Astellas will have the sole right to, and may, in its sole discretion, negotiate and obtain a license under such Patent Rights (each such Third Party license, a “Third Party License”). Astellas may, on a Licensed Product-by-Licensed Product and country-by-country basis, offset and deduct from any milestone otherwise payable to PTI pursuant to Section 6.3 (Milestone Payments) and the royalties otherwise payable to PTI pursuant to Section 6.4 (Royalty Payments for Licensed Products), an amount equal to [***] of any milestone payments or royalties paid by Astellas to such Third Party pursuant to the applicable Third Party License with respect to the development or sale of the same Licensed Product in such country; provided, however, that no milestone payment under Section 6.3 (Milestone Payments) or royalty payment under Section 6.4 (Royalty Payments for Licensed Products) may be reduced by such offset or deduction below [***] of the amount that would have been payable under Section 6.3 (Milestone Payment) or Section 6.4 (Royalty Payments for Licensed Products) absent such adjustment (the “Offset Floor”); and provided, further, that to the extent that any such amount cannot be offset or deducted against any milestone or royalty payment due with respect to such Licensed Product for any given period due to the Offset Floor for such payment, then the unused portion of such amount may be carried forward and offset against the milestone or royalty payment(s) with respect to such Licensed Product in the following period(s) (subject always to the Offset Floor for any such payment).

6.6. Withholding Taxes. Astellas will use Commercially Reasonable Efforts to minimize tax withholdings on payments made to PTI under this Agreement. If any laws, rules or regulations require withholding of taxes imposed upon payments set forth in this Article 6 (Payments), Astellas will notify PTI of such fact prior to making such payment and, after consultation with PTI regarding actions that could be taken by the Parties to obviate the need for the withholding tax, will make such withholding payments and subtract such withholding payments from the amounts otherwise to be paid to PTI as required by applicable laws, rules or regulations. Astellas will withhold only such amounts as are required to be withheld by applicable law in the country from which payment is being made. Astellas will promptly notify PTI of such withholding and will furnish PTI with copies of any tax certificate or other documentation evidencing such withholding promptly upon receipt of such documentation by Astellas. Astellas will use Commercially Reasonable Efforts to minimize any such withholding taxes and will reasonably cooperate with PTI in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable law in connection with any claim to a refund or a credit for any such withholding taxes. For the avoidance of doubt, as used in this Section 6.6 (Withholding Taxes), “Astellas” will include any Affiliates of Astellas to whom any payment obligation under this Article 6 (Payments) is assigned in accordance with the terms of this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

6.7. Currency of Payment. All amounts to be paid by Astellas pursuant to this Agreement will be made in United States Dollars through wire transfer at the bank(s) and to the account(s) designated by PTI. The amount of royalties earned will be first determined in the currency of the country in which such royalties are earned and then converted to the equivalent of such amount in United States Dollars. Conversion of foreign currency to United States Dollars will be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last working day of the applicable Calendar Quarter.

6.8. Time of Payment Due and Late Fees. Unless otherwise specified in this Agreement, all payments due from Astellas to PTI will be considered due within thirty (30) days of the event or occurrence triggering such Astellas payment obligation. Any payments by Astellas that are not paid on or before the date such payments are due under this Agreement will bear interest at the lower of (a) one and one half percent (1.5%) per month and (b) the maximum rate allowed by law. Interest will accrue beginning on the first day following the due date for payment and will be compounded quarterly. Payment of such interest by Astellas will not limit, in any way, PTI’s right to exercise any other remedies PTI may have as a consequence of the lateness of any payment.

6.9. Currency Restrictions. If any restrictions on the transfer of currency exist in any country in which Licensed Products are sold that prevent Astellas from making royalty payments thereon in United States Dollars, Astellas will make royalty payments on the sales in such country in the local currency by deposit in a local bank or other depository designated in writing by PTI (or, in the absence of such designation, at a local bank or other depository selected by Astellas and identified by Astellas by written notice to PTI).

6.10. Reports and Royalty Payments. Licensed Products will be deemed sold for purposes of this Agreement when invoiced by Astellas, its Affiliates or Sublicensees to a Third Party. All royalty payments due from Astellas to PTI will be paid within thirty (30) days following the end of each Calendar Quarter during which sales of Licensed Products were made during the Royalty Term. Each royalty payment will be accompanied by a written report setting forth (a) the number of units of each Licensed Product sold, leased or otherwise transferred by Astellas, its Sublicensees and their respective Affiliates for the applicable Calendar Quarter, (b) the gross amount billed or invoiced for Licensed Products sold, leased or otherwise transferred by Astellas, its Sublicensees and their respective Affiliates during the applicable Calendar Quarter, (c) the Net Sales on a country-by-country and Licensed Product-by-Licensed Product basis, including an itemized listing of allowable deductions, converted into United States Dollars in accordance with Section 6.7 (Currency of Payment), (d) the amount of adjustments to such royalties in accordance with Section 6.4(b) (Adjustments to Royalties), (e) the amount of any taxes withheld in accordance with Section 6.6 (Withholding Taxes), and (f) the resulting royalty payment total for the relevant Calendar Quarter. If no royalty payments are due to PTI for a particular Calendar Quarter after the First Commercial

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

Sale of a Licensed Product, Astellas will provide a report to that effect to PTI explaining the basis for no payments being due. All written reports of royalty payments made under this Agreement will be certified on behalf of Astellas as true, correct and complete in all material respects and will be Confidential Information of Astellas.

6.11. Records and Audit. Astellas will keep and cause its Affiliates and Sublicensees to keep accurate records in sufficient detail to enable PTI to verify the amounts of royalty and other payments to be made by Astellas under this Agreement. Astellas and its Affiliates and Sublicensees will retain such records relating to a given Calendar Quarter for at least three (3) years after the conclusion of that Calendar Quarter. PTI will have the right, not more than once during any Calendar Year, to have Astellas’s books and records audited by a certified public accounting firm as to whom Astellas gives its consent for such audit, which consent will not be withheld unreasonably. Audits under this Section 6.11 (Records) will be conducted during normal business hours, upon at least thirty (30) days prior written notice, for the sole purpose of verifying the amounts required to be paid to PTI under this Agreement. Books and records to be audited and date, hours, or premises of audit will require Astellas’s prior consent, which consent will not be unreasonably withheld, conditioned or delayed. Astellas will cause the accounting firm to enter into a confidentiality agreement with PTI as the case may be, and to limit its audit report to PTI solely to that information which will properly be contained in a royalty report pursuant to this Section 6.11 (Records). PTI will pay all costs and fees of such audit; provided, however, that in the event that any audit pursuant to this Section 6.11 (Records) shows that Astellas has collectively underpaid PTI during the audited period by any amount which exceeds five percent (5%) of the royalty payments properly and collectively due to PTI under the terms of this Agreement during the audited period, then the expenses of such independent accountant will be borne by Astellas. PTI will promptly notify Astellas of such underpayment and of the amount required to correct such royalty payment, and the overdue payment provisions of Section 6.8 (Time of Payment Due and Late Fees) will apply with respect to such amount.

6.12. PTI Payments to Astellas. In consideration of the licenses granted to PTI by Astellas under Section 7.2(b) (License to PTI for Reverted Products), PTI will make the following payments to Astellas:

(a) Direct Royalties. On a Reverted Product-by-Reverted Product and country-by-country basis, PTI will pay Astellas a royalty of [***] of Annual Net Sales of such Reverted Products for the period of time commencing on the date of First Commercial Sale of such Reverted Product in such country and ending on the later of (i) eleven (11) years following the First Commercial Sale of such Reverted Product in such country, (ii) the expiration of the last Valid Claim of a Collaboration Patent Right Covering such Reverted Product in such country, or (iii) the expiration of Data Protection for such Reverted Product (such period of time, the “Reverted Product Royalty Term”. After such Reverted Product Royalty Term, the Reverted Products License will become fully paid-up and perpetual (subject to termination in accordance with Article 12 (Term and Termination)).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(b) Sublicensing Payments. If within five (5) years following the termination of this Agreement with respect to any Reverted Compound, PTI enters into an agreement with a Third Party pursuant to which PTI grants such Third Party an exclusive or non-exclusive license under the Collaboration Technology with respect to such Reverted Compound or a Reverted Product relating to such Reverted Compound (as applicable), then PTI will pay Astellas sublicense fees equal to [***] of all amounts received by PTI pursuant to such sublicense agreement, including any upfront payments or milestone payments, but excluding any (i) royalty payments made to PTI under such sublicenses with respect to sales of any Reverted Product, (ii) amounts paid to PTI for research or development services or (iii) amounts paid to PTI in respect of PTI’s debt or equity securities.

(c) Payment Cap. Notwithstanding PTI’s payment obligations to Astellas set forth in Section 6.12(a) (Direct Royalties) and Section 6.12(b) (Sublicensing Payments), the accumulated amount of (i) all royalties to be paid pursuant to Section 6.12(a) (Direct Royalties), and (ii) all sublicense fees to be paid by PTI to Astellas in accordance with Section 6.12(b) (Sublicensing Payments) in consideration for the exclusive license granted by PTI under the Collaboration Technology, will in no event exceed an amount equal to [***] the aggregate amount paid by Astellas to PTI under this Agreement in the form of Research Milestone Payments and Research Expenses (as applicable) paid with respect to such Reverted Product and the Project under which such Reverted Product was identified and optimized as well as all Development Milestone Payments paid with respect to such Reverted Product (the “Payment Cap”). For clarity, if more than one Reverted Product is identified in a Project, the Research Expenses and Research Milestone Payments #1, #2 and #3 relating to such Project will be repaid (at the [***] multiple) only once, and once such amounts have been fully paid from royalties and sublicense fees with respect to one Reverted Product, such Research Milestone Payments and Research Expenses (i.e., #1, #2 and #3) will not be payable with respect to any other Reverted Product identified or optimized in such Project.

(d) Application of Related Sections. In the event that payments are made by PTI to Astellas under this Section 6.12 (PTI Payments to Astellas), the following additional sections of this Agreement will apply, mutadis mutandis; provided, however, that PTI will be the Party making the payments to Astellas: Sections 6.4(b) (Adjustments to Royalties), 6.6 (Withholding Taxes), 6.7 (Currency of Payment), 6.8 (Time of Payment Due and Late Fees), 6.9 (Currency Restrictions), 6.10 (Reports and Royalty Payments), and 6.11 (Records and Audits).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

7. LICENSE GRANTS; EXCLUSIVITY

7.1. Licenses to Astellas.

(a) Research License to Astellas. Subject to the terms and conditions of this Agreement, PTI hereby grants to Astellas an exclusive (even as to PTI, subject to Section 7.3(b) (PTI Retained Rights)) license under the PTI Technology and PTI’s interest in the Collaboration Technology (with the right to grant sublicenses subject to Section 7.1(c) (Astellas Sublicensing Rights)), solely to conduct any Project during the Research Term (the “Research License”). PTI will disclose all PTI Technology to Astellas immediately upon execution of this Agreement or from time to time upon request of Astellas.

(b) Development and Commercialization License to Astellas. Subject to the terms and conditions of this Agreement and effective upon designation by Astellas of a Development Compound, PTI hereby grants to Astellas an exclusive (even as to PTI, subject to Section 7.3(b) (PTI Retained Rights)), royalty-bearing, perpetual (subject to termination in accordance with Article 12 (Term and Termination)) license under the PTI Technology and PTI’s interest in the Collaboration Technology (with the right to grant sublicenses subject to Section 7.1(c) (Astellas Sublicensing Rights)) solely to research, Develop, make, have made, use, have used, offer to sell, sell, import, export, manufacture, have manufactured, Commercialize, have Commercialized and otherwise exploit such Development Compound (including any Associated Back-Up Compound that is designated as a substitute for such Development Compound pursuant to Section 2.3(d) (Back-Up Compounds)) and Licensed Products in the Field in the Territory (the “Development and Commercialization License”).

(c) Astellas Sublicensing Rights. During the Research Term, Astellas may sublicense its rights under Section 7.1(a) (Research License to Astellas) only to Qualified Service Providers. Following the Research Term, Astellas may sublicense its rights under Section 7.1(b) (Development and Commercialization License to Astellas) to any Third Parties; provided, however, that any such sublicense must be consistent with the terms of this Agreement, and Astellas will be responsible for the performance of its and its Affiliates’ Sublicensees with respect to any such sublicense. Astellas will deliver to PTI written notice of all such sublicenses, together with a copy of all executed sublicense agreements, no later than thirty (30) days following the execution of such sublicense agreements. Astellas may redact from any copies of sublicenses provided to PTI hereunder any terms that are not applicable to the determination of whether such sublicense is consistent with the terms of this Agreement.

7.2. Licenses to PTI.

(a) Licenses to PTI for Active Compounds and Licensed Products. Subject to the terms and conditions of this Agreement, Astellas hereby grants to PTI a non-exclusive, royalty-free license (with the right to grant sublicenses subject to Section 7.2(c) (PTI Sublicensing Rights)) under the Astellas Technology and Astellas’s interest in the Collaboration Technology solely (i) to conduct each Project during the Research Term, (ii) in the event that PTI exercises the Co-Development Option, to conduct Development activities pursuant to an approved Co-Development Plan, (iii) in the event PTI exercises the Co-Promotion Option, to conduct promotional activities pursuant to an approved Co-Promotion Plan, and (iv) to conduct any Post-Research Term Development Support Activities.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(b) License to PTI for Reverted Products. Subject to the terms and conditions of this Agreement, effective upon termination of this Agreement, either in its entirety or with respect to a Reverted Compound or its Project for any reason, other than by Astellas pursuant to Section 12.2(c) (Termination for Cause), Astellas hereby grants to PTI the following licenses (together, the “Reverted Product License”):

(i) a non-exclusive, royalty-free, perpetual (subject to termination in accordance with Article 12 (Term and Termination)) license (with the right to grant sublicenses subject to Section 7.2(c) (PTI Sublicensing Rights)) under the Astellas Technology that Astellas determines in its sole discretion to use in the course of the Collaboration and that is necessary for PTI to Develop and Commercialize Reverted Compounds and Reverted Products that were once designated by Astellas as Development Compounds or Back-Up Compounds solely to (1) research, Develop, make, have made, use, offer to sell, sell, have sold, import, export, manufacture, have manufactured, Commercialize, have Commercialized and otherwise exploit such Reverted Compounds and Reverted Products in the Field in the Reverted Territory and (2) research, Develop, make, have made, use, export, manufacture, and have manufactured Reverted Compounds and Reverted Products anywhere in the Territory, but solely for the purpose of selling, offering to sell, having sold, importing, Commercializing, having Commercialized and otherwise exploiting Reverted Compounds and Reverted Compounds in the Field in the Reverted Territory; and

(ii) an exclusive (even as to Astellas), royalty-bearing, perpetual (subject to termination in accordance with Article 12 (Term and Termination)) license (with the right to grant sublicenses subject to Section 7.2(c) (PTI Sublicensing Rights)) under Astellas’s interest in the Collaboration Technology solely to (1) research, Develop, make, have made, use, offer to sell, sell, have sold, import, export, manufacture, have manufactured, Commercialize, have Commercialized and otherwise exploit one or more Reverted Compounds and Reverted Products in the Field in the Reverted Territory and (2) research, Develop, make, have made, use, export, manufacture, and have manufactured Reverted Compounds and Reverted Products anywhere in the Territory, but solely for the purpose of selling, offering to sell, having sold, importing, Commercializing, having Commercialized and otherwise exploiting Reverted Compounds and Reverted Compounds in the Field in the Reverted Territory.

For clarity, the Reverted Product License will not limit the restrictions set forth in Section 2.3(g) (Restricted Uses of Discontinued Compounds) or Section 7.4 (Exclusivity).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(c) PTI Sublicensing Rights. During the Research Term, PTI may sublicense its rights under Section 7.2(a) (Licenses to PTI for Active Compounds and Licensed Products) only to Qualified Service Providers. Following the Research Term, PTI may sublicense the rights granted to it under Section 7.2(a)(ii), Section 7.2(a)(iii), and Section 7.2(a)(iv) (as applicable) to any Third Parties; provided, however, that any such sublicense must be consistent with the terms of this Agreement and PTI will be responsible for the performance of its Sublicensees with respect to any such sublicense. Subject to Section 6.12(b) (Sublicensing Payments), PTI may freely sublicense its Reverted Product License through multiple tiers; provided, however, that any such sublicense must be consistent with the terms of this Agreement and PTI will be responsible for the performance of its Sublicensees with respect to any such sublicense. PTI will deliver to Astellas written notice of all sublicenses granted by PTI, together with a copy of all executed sublicense agreements, no later than thirty (30) days following the execution of such sublicense agreements. PTI may redact from any copies of sublicenses provided to Astellas hereunder any terms that are not applicable to the determination of whether such sublicense is consistent with the terms of this Agreement and PTI’s obligations hereunder and thereunder.

7.3. Retained Rights.

(a) No Implied Rights. Neither Party grants any rights or licenses under this Agreement to the other Party, either expressly or by implication, under any Intellectual Property Rights or Know-How Controlled by that Party, except as specifically set forth in this Agreement.

(b) PTI Retained Rights. Notwithstanding the exclusivity granted to Astellas in Section 7.1 (Licenses to Astellas), PTI retains rights under the PTI Technology and PTI’s interest under the Collaboration Technology (i) to conduct the activities under each Project during the Research Term, (ii) in the event that PTI exercises the Co-Development Option, to conduct Development activities pursuant to an approved Co-Development Plan, (iii) in the event PTI exercises the Co-Promotion Option, to conduct activities pursuant to an approved Co-Promotion Plan, and (iv) to conduct any Post-Research Term Development Support Activities.

(c) Astellas Retained Rights. Notwithstanding any exclusive license granted to PTI, Astellas will retain the right to use Collaboration Technology that Covers a Discontinued Compound, Reverted Compound or Reverted Product for its internal research purposes.

7.4. Exclusivity. During the Research Term and for two (2) years thereafter, except as part of a Project under this Agreement, neither Party will (a) knowingly or intentionally synthesize or assay any Small Molecule chemical entity that has therapeutic effect in the Primary Indication of any Project through the direct modulation of the UPR pathway or (b) conduct any

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

UPR modulation research or development for the treatment or prevention of the Primary Indication of any Project with respect to any (i) Hit Series or (ii) New Compound that is also an Active Compound that, in either case ((i) or (ii)), is not a Development Compound or Backup Compound or Reverted Compound. For clarity, either Party will be permitted (i) to conduct counter-screening to demonstrate that a compound does not modulate the UPR and (ii) to pursue any non-Small Molecule program that modulates the UPR.

7.5. Astellas Right of First Negotiation. If at any point during the Research Term, PTI seeks to partner with any Third Party in furtherance of any research projects focused exclusively on UPR Modulators, PTI will notify Astellas in writing of its intent accompanied with information providing an overview of such research project. Astellas will have a one-time right within [***] from receipt of such written notice to notify PTI in writing as to whether Astellas desires to negotiate for such additional research projects, and if Astellas so notifies PTI within such [***] period that it does desire to negotiate for such projects, PTI shall promptly provide Astellas with a term sheet which includes research, development and commercial terms and conditions for the purpose of negotiation of definitive agreement between PTI and Astellas. In such event, Astellas will have the exclusive right for [***] from the date of receipt of the term sheet from PTI to negotiate with PTI concerning the performance of such additional research projects by Astellas will and to enter into a definitive agreement with PTI for such additional research projects. If either Astellas does not provide such written notice to PTI within such [***] or Astellas and PTI do not enter into a definitive agreement within the [***] negotiation period, PTI will be free to enter into an agreement with one or more Third Parties at any time relating to any research projects focused on UPR Modulators, without further obligation to Astellas. PTI will not, during the exclusive [***] negotiating periods described above, enter into discussions, exchange information, or otherwise negotiate with any Third Party with respect to an agreement with respect to these additional research projects related to the UPR. For clarity, Astellas will have the right of first negotiation described in this Section 7.5 (Astellas First Right of Negotiation), even if Astellas has not specified any Additional Project during the first six (6) months after the Effective Date pursuant to Section 2.2 (Project Selection). This right of first negotiation may be exercised by Astellas only once, after which it will expire and be of no further force and effect.

7.6. Know-How Disclosure. Upon request from the other Party, each Party will use Commercially Reasonable Efforts to disclose to the other Party all other Know-How Controlled by the licensing Party and licensed to the other Party pursuant to this Article 7 (License Grants; Exclusivity), in each case solely to the extent that such other Know-How is reasonably necessary to the research, Development or Commercialization of any Licensed Product or Reverted Product.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

8. INTELLECTUAL PROPERTY

8.1. Ownership of Intellectual Property.

(a) Background Intellectual Property. As between the Parties, and subject to the licenses granted under this Agreement, each Party retains all right, title and interest in and to all Intellectual Property Rights that such Party owns or Controls as of the Effective Date or that it develops or otherwise acquires after the Effective Date and outside the course of the Collaboration. Without limiting the generality of the foregoing, (i) subject to the licenses granted to PTI under this Agreement, Astellas owns all right, title and interest in and to all Astellas Technology, and (ii) subject to the licenses granted to Astellas under this Agreement, PTI owns all right, title and interest in and to all PTI Technology.

(b) Collaboration Technology. Subject to the terms and conditions set forth in this Agreement, including the licenses granted in Article 7 (License Grants; Exclusivity), the Parties will jointly own all Collaboration Technology. Each Party hereby assigns and agrees to assign to the other Party a joint ownership interest in its entire right, title and interest in and to all Collaboration Technology and all Intellectual Property Rights therein and thereto. Subject to the terms and conditions of this Agreement including the licenses granted in Section 7.1 (Licenses to Astellas) and Section 7.2 (Licenses to PTI), each Party is entitled to practice the Collaboration Technology for all purposes on a worldwide basis and license such Collaboration Technology without consent of the other Party (where consent is required by law, such consent is deemed hereby granted) and without a duty of accounting to the other Party. Each Party will grant and hereby does grant to the other Party all further permissions, consents and waivers with respect to, and all licenses under, the Collaboration Technology, throughout the world, necessary to provide the other Party with full rights of use and exploitation of the Collaboration Technology.

(c) Covenants in Support of Assignment. Each Party will provide all further cooperation which the other Party reasonably determines is necessary to give effect to the ownership of the Collaboration Technology set forth in Section 8.1 (Ownership of Intellectual Property) and to ensure such Party the full and quiet enjoyment of the Collaboration Technology by such other Party, including executing and delivering further assignments, consents, releases and other commercially reasonable documentation, and providing good faith testimony by affidavit, declaration, deposition, in person or other proper means and otherwise assisting such other Party in support of any effort by such other Party to establish, perfect, defend or enforce its rights in the Collaboration Technology. Each Party will obtain the cooperation of the individual inventors of any Inventions disclosed in the Collaboration Technology, including (i) obtaining signatures of such inventors on any patent applications or other documentation reasonably necessary to obtain patent protection for such inventions and (ii) procuring (at such other Party’s expense) such inventors’ good faith testimony by affidavit, declaration, deposition in person or other proper means in support of such other Party’s efforts in establishing, perfecting, defending or enforcing Patent Rights to such inventions.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

8.2. Inventorship.

(a) Patent Coordinators. Each Party will appoint a patent coordinator reasonably acceptable to the other Party (each, a “Patent Coordinator”) to serve as such Party’s primary liaison with the other Party on matters relating to the filing, prosecution, maintenance and enforcement of Collaboration Patent Rights. Each Party may replace its Patent Coordinator at any time by providing notice in writing to the other Party. The initial Patent Coordinators will be:

For PTI: Janet Smart, PhD

For Astellas: [***]

(b) Notice; Inventorship. Each Party hereby agrees to promptly notify the other Party, through its Patent Coordinator, of the conception or reduction to practice of any Collaboration Technology, and to promptly execute any documents that may be necessary to perfect the Parties’ joint rights in and to such Collaboration Technology. Following such notice, the Patent Coordinators will discuss and review any new Collaboration Technology and determine whether to file a patent application Covering such Collaboration Technology. All Inventions created under the Collaboration will constitute Collaboration Technology, regardless of which Party was responsible for the Invention. Inventorship for any Invention invented outside of the scope of the Collaboration will be determined under U.S. patent law by the Patent Coordinators. In case of a dispute between the Patent Coordinators over whether or not an Invention was created under the scope of the Collaboration, such dispute will be resolved according to U.S. patent law by patent counsel selected by the Patent Coordinators who (and whose firm) is not at the time of the dispute, and was not at any time during the five (5) years prior to such dispute, performing services for either of the Parties. Expenses of such patent counsel will be shared equally by the Parties.

(c) Frequency of Meetings. The Patent Coordinators will meet in person or by means of telephone or video conference at least once each Calendar Quarter during the Term of this Agreement.

8.3. Filing, Prosecution and Maintenance.

(a) PTI Patent Rights and Astellas Patent Rights. Subject to Section 8.3(d) (Information and Cooperation) and Section 8.3(c)(i) (Product-Specific Patent Rights), PTI is responsible for the preparation, filing, prosecution and maintenance of all PTI Patent Rights, at its sole cost and expense, and Astellas is responsible for the preparation, filing, prosecution and maintenance of all Astellas Patent Rights, at its sole cost and expense.

(b) Collaboration Patent Rights. Subject to Section 8.3(d) (Information and Cooperation), PTI and Astellas are jointly responsible for the preparation, filing, prosecution, protection and maintenance of all Collaboration Patent Rights; provided that,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

subject to Section 8.3(c)(i) (Product-Specific Patent Rights), PTI will take the lead for and have final decision making authority with respect to the preparation, filing, prosecution, protection and maintenance of all Collaboration Patent Rights. The Parties will share equally all costs associated therewith, and PTI will invoice Astellas for fifty percent (50%) of such costs and Astellas will pay all PTI invoices for such costs within sixty (60) days of receipt.

(c) Product-Specific Patent Rights

(i) In the event that, through Astellas’s exercise of its Development Option, the Development Compound or Backup Compound designated by Astellas is Covered by one or more Product-Specific Patent Rights, Astellas will (1) be responsible for and have final decision making authority with respect to the preparation, filing, prosecution and maintenance of such Product-Specific Patent Rights and (2) become responsible for all such activities and one hundred percent (100%) of all costs associated therewith. If requested by Astellas, PTI will exercise Commercially Reasonable Efforts to prepare and file separate patent applications, including continuations-in-part, within the Collaboration Patent Rights or PTI Patent Rights, that become Product Specific Patent Rights pursuant to this Section, provided, however, that Astellas will reimburse PTI for all costs incurred by PTI in connection with the preparation, filing, prosecution and maintenance of any Product-Specific Patent Rights.

(ii) Upon termination of this Agreement in its entirety or with respect to a particular Licensed Product or Project for any reason other than by Astellas pursuant to Section 12.2(c) (Termination for Cause), Astellas’s rights to prepare, file, prosecute and maintain Product-Specific Patent Rights that Cover all such terminated Licensed Products or Development Compounds in the Territory (or in the case of termination of this Agreement with respect to one or more Licensed Products in some but not all countries in the Territory pursuant to Section 12.2(b) (Astellas Termination for Convenience), in the Reverted Territory), will revert to PTI, and thereafter PTI will be solely responsible for the preparation, filing, prosecution and maintenance of such reverted Product-Specific Patent Rights at its sole cost and expense, and will have all decision making authority associated therewith. For clarity, if such Product-Specific Patent Rights continue to Cover any non-terminated Licensed Product, this Section 8.3(c)(ii) shall not apply to such Product-Specific Patent Rights.

(d) Information and Cooperation. The Parties hereby agree to cooperate fully with each other in all matters related to the filing, prosecution, and maintenance of Patent Rights under this Section 8.3 (Patent Filing, Prosecution, Maintenance and Enforcement) and to perform such preparation, filing, prosecution, protection and maintenance in accordance with this Section 8.3 (Filing, Prosecution and Maintenance) and Section 8.6 (Enforcement Against Third Party Infringement). Such cooperation will include the Party who is responsible for patent prosecution with respect to a Patent Right (the “Responsible Party”) (i) reasonably consulting

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

with the other Party as to the preparation, filing, foreign filing, prosecution, correction of defects, and maintenance of all PTI Patent Rights and Collaboration Patent Rights for which the Responsible Party is responsible reasonably prior to any deadline for action in any patent office in which such PTI Patent Rights or Collaboration Patent Rights are filed or pending; (ii) furnishing the other Party with copies of all material filings to be made with respect to such PTI Patent Rights or Collaboration Patent Rights reasonably in advance of consultation thereon; and (iii) reasonably discussing in good faith all comments and suggestions made by the other Party in the course of such consultation to the extent such comments are reasonable and made by other Party in a timely manner. Each Party and its Affiliates hereby agree to promptly supply or execute all papers and instruments, or require their respective employees to supply or execute such papers and instruments, as may be necessary and appropriate for purposes of preparing, filing, prosecuting, and maintaining the PTI Patent Rights and Collaboration Patent Rights and promptly inform the prosecuting Party of matters that may be expected to reasonably affect the preparation, filing, prosecution, maintenance, validity and enforceability of any of the PTI Patent Rights or Collaboration Patent Rights.

(e) Patent Term Extension; Supplemental Protection Certificates.

(i) Licensed Products. PTI will appoint Astellas or its designee as PTI’s agent for the sole purpose of submitting an application to extend the term of any PTI Patent Right or Collaboration Patent Rights in any country in which Astellas or its designee will have secured Regulatory Approval for marketing and sale of any Licensed Product Covered by such Patent Rights. PTI hereby agrees to reasonably cooperate with Astellas or its designee in all matters relating to any such application for patent term extension or supplemental protection certificates. Further, for any Product-Specific Patent Right, Astellas will have the sole right to decide whether to extend such Patent Right.

(ii) Reverted Products. Astellas will appoint PTI or its designee as Astellas’s agent for the sole purpose of submitting an application to extend the term of any Collaboration Patent Rights Covering any Reverted Product in any country in which PTI or its designee will have secured Regulatory Approval for marketing and sale of any Reverted Product Covered by such Patent Rights. Astellas hereby agrees to reasonably cooperate with PTI or its designee in all matters relating to any such application for patent term extension or supplemental protection certificates.

8.4. Decision Not to File; Abandonment. If the Responsible Party decides not to prepare or file any patent application with respect to such Patent Rights anywhere in the Territory, or to cease prosecution or to allow to lapse of all or any divided part of such Patent Rights in such country or region, such Party (the “Abandoning Party”) will inform the other Party (the “Assuming Party”) of such decision promptly in order to provide the Assuming Party a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

Rights in such country or region. The Assuming Party will have the right, but not the obligation, to assume responsibility for continuing the filing, prosecution and maintenance of such Patent Rights in such country or region and paying any required fees to file and maintain such Patent Rights in such country or region or defending such Patent Rights, all at the Assuming Party’s sole expense, through patent counsel or agents of its choice; provided that the Assuming Party will not take any position with respect to such abandoned Patent Rights that will be reasonably likely to adversely affect the scope, validity or enforceability of any of the other Patent Rights being prosecuted and maintained by the Abandoning Party pursuant to Section 8.3 (Filing, Prosecution and Maintenance) or Section 8.5(b) (Primary Responsibility and Cooperation), as the case may be, without the prior written consent of Abandoning Party, which consent will not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, with respect to any prosecution of the abandoned Patent Rights that are separately designated by the Abandoning Party, the Assuming Party shall obtain the prior written consent of the Abandoning Party, which will not be unreasonably withheld, conditioned or delayed. The Assuming Party will not become an assignee of any such Patent Rights as a result of its assumption of any such responsibility. Upon transfer of the Abandoning Party’s responsibility for filing, prosecuting and maintaining any of such Patent Rights to the Assuming Party under this Section 8.4 (Decision Not to File), (a) the Abandoning Party will (i) promptly deliver to the Assuming Party copies of all necessary files related to such Patent Rights with respect to which responsibility has been transferred and (ii) take all actions and execute all documents reasonably necessary for the Assuming Party to assume such prosecution and maintenance and (b) the Assuming Party will thereafter be solely responsible for the filing, prosecution, maintenance, or defense of such Patent Rights, at its sole expense commencing on the date on which it notified the Abandoning Party of its decision to assume such responsibility. The Assuming Party will not be obliged to reimburse the Abandoning Party for any patent-related costs incurred prior to the date of such decision. If an Assuming Party, having assumed primary responsibility for any such Patent Rights pursuant to this Section 8.4 (Decision Not to File), subsequently determines to discontinue or abandon such Patent Rights, then (A) such original Assuming Party will promptly inform the original Abandoning Party in writing of such decision no later than thirty (30) days prior to any such discontinuation or abandonment and (B) the original Abandoning Party will have the right, but not the obligation, to resume primary responsibility at its sole expense for any such Patent Rights specified in such written notice, by informing the original Assuming Party in writing of its intent to do so prior to the expiration of such thirty (30) day period; provided that if the original Abandoning Party fails to provide such written notice, the original Assuming Party may, at its sole discretion, abandon or allow the lapse of such Patent Rights.

8.5. Interference, Opposition, Reexamination and Reissue.

(a) Notice. During the Term, not more than thirty (30) days following the discovery by either Party of any request for, or the filing or declaration of, any interference,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

derivation proceeding, opposition, reexamination proceeding, inter partes review or post-grant review with respect to any PTI Patent Right or Collaboration Patent Right or the determination by either Party that any PTI Patent Right or Collaboration Patent Right should be reissued, reexamined, or reviewed via supplemental examination to avert invalidity or unenforceability thereof or reissued to permissibly broaden such PTI Patent Right or Collaboration Patent Right, the discovering or determining Party will notify the other Party of such event.

(b) Primary Responsibility and Cooperation.

(i) Astellas’s Role. During the Term, Astellas will have the responsibility, at its own expense, for undertaking any course of action to defend or prosecute any such interference, derivation proceeding, opposition, reexamination, reissue, inter partes review or post-grant review (A) with respect to any Astellas Patent Rights and (B) immediately upon exercise of its Development Option with respect to a Development Compound, Back-Up Compound, any Product-Specific Patent Rights Covering such Development Compound.

(ii) PTI’s Role. During and after the Term, PTI will have the responsibility, at its own expense, for undertaking any course of action to defend or prosecute any such interference, derivation proceeding, opposition, reexamination, reissue, inter partes review or post-grant review with respect to any PTI Patent Rights and Collaboration Patent Rights that are not Product-Specific Patent Rights.

(iii) Obligations. The Parties will cooperate fully with each other and each will provide to the other any information or assistance that the other may reasonably request with respect to any course of action taken under this Section 8.5(b) (Primary Responsibility and Cooperation). The Responsible Party will (A) keep the other Party reasonably informed of all developments in such interference, derivation proceeding, opposition, reexamination or reissue, including to the extent permissible, the status of any settlement negotiations and the terms of any offer related thereto, (B) provide the other Party with copies of all submissions or agreements arising in connection with such proceeding sufficiently in advance of their filing, due date or execution date so as to give the other Party sufficient time to comment thereon, and (C) give good faith consideration to the other Party’s comments. Each Party and its respective Affiliates hereby agree to promptly supply or execute all papers and instruments, or require their respective employees to supply or execute such papers and instruments, as may be necessary and appropriate for purposes of assisting the Responsible Party in any course of action taken under this Section 8.5(b) (Primary Responsibility and Cooperation) and promptly inform the responsible Party of matters that may, in the other Party’s reasonable judgment, affect any course of action taken under this Section 8.5(b) (Primary Responsibility and Cooperation).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

8.6. Enforcement Against Third Party Infringement.

(a) Notice. In the event either Party (i) becomes aware of any suspected infringement or misappropriation of any PTI Technology, Astellas Technology or Collaboration Technology anywhere in the Territory that (in the case of PTI Patent Rights, Astellas Patent Rights or Collaboration Patent Rights) Cover (or in the case of Know-How, is used in) the Development or Commercialization of a Development Compound or a Licensed Product in the Field, or (ii) receives any application, submission or notice under 21 U.S.C. §355(b)(2)(A)(iv) or 355(j)(2)(A)(vii)(IV) or a certification that is, or is comparable to, a Paragraph IV Patent Certification by a Third Party filing an Abbreviated New Drug Application or filing an application under §505(b)(2), or other similar patent certification by a Third Party, in each case that comprises, incorporates, competes with or otherwise affects any Licensed Product or Reverted Product (each (i) and (ii), a “Competing Infringement”), that Party will promptly notify the other Party (in all instances, such timeframe to be sufficiently prompt to provide the other Party the opportunity to respond to such proceedings) and provide it with all details of such Competing Infringement of which it is aware (each, a “Competing Infringement Notice”). The Patent Coordinators will promptly meet to discuss the Competing Infringement and the strategy for patent enforcement with respect to such Competing Infringement.

(b) Astellas’s Rights. Subject to Section 8.6(c) (PTI’s Rights), Astellas will have the first right (but not the obligation) to initiate an infringement, misappropriation or other appropriate suit (an “Infringement Action”) anywhere in the world against any Third Party as to any Competing Infringement of any PTI Technology, Collaboration Technology or Astellas Technology; provided that, (i) Astellas may not initiate any such Infringement Action against any Third Party as to any Competing Infringement of any Multi-Product Patent Rights without PTI’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned, (ii) Astellas will keep PTI reasonably informed about any such Infringement Action, (iii) PTI will provide reasonable cooperation to Astellas in connection with such Infringement Action, including, to the extent the Infringement Action relates to PTI Patent Rights or Collaboration Patent Rights, by promptly supplying or executing all papers and instruments, or requiring their respective employees to supply or execute such papers and instruments, as may be necessary for purposes of initiating and pursuing such Infringement Action, (iv) Astellas will not take any position with respect to, or compromise or settle, such Infringement Action in any way that will be reasonably likely to adversely affect the scope, validity or enforceability of the PTI Patent Rights or Collaboration Patent Rights without the prior consent of PTI, which consent shall not be unreasonably withheld, conditioned or delayed, and (v) if Astellas determines not to institute an Infringement Action with respect to a Competing Infringement, or determines to cease to pursue any such Infringement Action, it will promptly inform PTI and Section 8.6(c)(i) (Step-In Rights) will apply. Astellas will incur no liability to PTI as a consequence of any such Infringement Action or any unfavorable decision resulting therefrom, including any decision holding any such claim invalid, not infringed or unenforceable. All costs, including, without limitation, attorneys’ fees, relating to such Infringement Action will be borne solely by Astellas.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(c) PTI’s Rights.

(i) Step-In Rights. If (A) Astellas informs PTI that it does not intend to prosecute an Infringement Action in respect of any PTI Technology or Collaboration Technology as to a Competing Infringement anywhere in the Territory pursuant to Section 8.6(b) (Astellas’s Rights), (B) Astellas has not commenced any such Infringement Action within thirty (30) days after the Competing Infringement Notice (or, if such Competing Infringement relates to the filing of an Abbreviated New Drug Application or equivalent Regulatory Approval in any other country for a Generic Product, any such shorter timeframe as may be required to respond to such proceeding), or (C) if Astellas determines to cease to pursue any such Infringement Action with respect to such Competing Infringement, then PTI will have the right (but not the obligation), upon notice to Astellas, to take appropriate action to address such Competing Infringement, including by initiating its own Infringement Action or taking over prosecution of any Infringement Action initiated by Astellas; provided that in such event, (1) PTI will keep Astellas reasonably informed about such Infringement Action and will consult with Astellas before taking any major steps during the conduct of such Infringement Action, (2) Astellas will provide reasonable cooperation to PTI in connection with such Infringement Action, including, to the extent the Infringement Action involves Collaboration Patent Rights, by promptly supplying or executing all papers and instruments, or requiring their respective employees to supply or execute such papers and instruments, as may be necessary for purposes of initiating and pursuing such Infringement Action and (3) except with respect to any Collaboration Patent Rights Covering any Reverted Compound or Reverted Product, PTI will not take any position with respect to, or compromise or settle, such Infringement Action in any way that is reasonably likely to directly and adversely affect the scope, validity or enforceability of the Astellas Patent Rights or Collaboration Patent Rights without Astellas’s prior written consent, which consent will not be unreasonably withheld, conditioned or delayed. PTI will incur no liability to Astellas as a consequence of any Infringement Action or any unfavorable decision resulting therefrom, including any decision holding any such claim invalid, not infringed or unenforceable. All costs, including, without limitation, PTI’s attorneys’ fees, relating to such Infringement Action that arise after such Infringement Action is assumed by PTI will be borne solely by PTI.

(ii) Reverted Products. Notwithstanding anything to the contrary in Section 8.6(b) (Astellas’s Rights), if PTI is researching, Developing or Commercializing a Reverted Compound or Reverted Product, then PTI will have the exclusive right to initiate an Infringement Action anywhere in the Reverted Territory against any Third

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

Party as to any Competing Infringement of any PTI Technology or Collaboration Technology related to such Reverted Compound or Reverted Product, at its sole cost and expense; provided, however, that PTI will not have the right to initiate an Infringement Action asserting any Multi-Product Patent Right without Astellas’s prior written consent, which consent will not be unreasonably withheld, conditioned, or delayed. Any damages, license fees, royalties or other compensation awarded in any such Infringement Action will be allocated as set forth in Section 8.6(e) (Recoveries) and will be subject to the aggregate monetary cap set forth in Section 6.12(c) (Payment Cap).

(d) Procedures; Assistance; Expenses. The Party having the right to initiate any Infringement Action under Section 8.6 (Enforcement Against Third Party Infringement) above will have the sole and exclusive right to select counsel for any such Infringement Action and will pay all expenses of such Infringement Action, including attorneys’ fees and court costs and reimbursement of the other Party’s reasonable out-of-pocket costs in rendering assistance requested by the initiating Party. If required under any applicable law or regulation in order for the initiating Party to initiate or maintain such Infringement Action, or if either Party is unable to initiate or prosecute such Infringement Action solely in its own name or it is otherwise advisable to obtain an effective legal remedy, in each case, the other Party will join as a party to such Infringement Action and will execute, and cause its Affiliates to execute, all documents necessary for the initiating Party to initiate litigation to prosecute and maintain such Infringement Action. In addition, at the initiating Party’s request, the other Party will provide reasonable assistance to the initiating Party in connection with an Infringement Action at no charge to the initiating Party except for reimbursement by the initiating Party of reasonable out of pocket incurred in rendering such assistance. The non-initiating Party will have the right to participate and be represented in any such Infringement Action by its own counsel at its own expense.

(e) Recoveries. If the Parties obtain from a Third Party, in connection with such Infringement Action, any damages, license fees, royalties or other compensation (including any amount received in settlement of such litigation), the amounts will be allocated in all cases as follows:

(i) first, to reimburse each Party for all expenses of such Infringement Action incurred by the Parties, including attorneys’ fees and disbursements, court costs and other litigation expenses;

(ii) second, [***] of the balance to be paid to the Party initiating such Infringement Action; and

(iii) third, the remainder to the other Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

8.7. Defense of Claims.

(a) Notice. In the event that any action, suit or proceeding is brought against either Party or any Affiliate of either Party or any Sublicensee or distributor of Astellas alleging the infringement of the technology or Patent Rights of a Third Party by reason of or the Development or Commercialization of any Licensed Product by or on behalf of Astellas, its Affiliates, Sublicensees or distributors, such Party will notify the other Party as promptly as possible following the receipt of service of process in such action, suit or proceeding, or the date such Party becomes aware that such action, suit or proceeding has been instituted and the Patent Coordinators will meet as soon as possible to discuss the overall strategy for defense of such matter.

(b) Defense. Unless otherwise mutually agreed to by the Parties, and subject to Article 11 (Indemnification; Limited Liability; Insurance), (i) Astellas will have the right, but not the obligation, to defend such action, suit or proceeding at its sole expense; (ii) PTI or any of its Affiliates will have the right to separate counsel at its own expense in any such action, suit or proceeding; (iii) the Parties will cooperate with each other in all reasonable respects in any such action, suit or proceeding; and (iv) all expenses with respect to any such action, suit or proceeding in the Territory will be borne solely by Astellas. Each Party will promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party including all documents filed in any litigation. In no event will either Party settle or otherwise resolve any such action, suit or proceeding brought against the other Party or any of its Affiliates or Sublicensees without the other Party’s prior written consent, not to be unreasonably withheld, conditioned or delayed.

8.8. Acknowledgement as a Joint Research Agreement. The Parties acknowledge and agree that, with respect to Collaboration Patent Rights, this Agreement will be deemed to be a joint research agreement under 35 U.S.C. 102(c), as amended by the Leahy-Smith America Invents Act.

8.9. Common Interest. All information exchanged between the Parties’ representatives regarding the preparation, filing, prosecution, maintenance, or enforcement of the Collaboration Patent Rights will be deemed Confidential Information. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution, maintenance, and enforcement of the Collaboration Patent Rights, the interests of the Parties as collaborators and licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the Collaboration Patent Rights, including privilege under the common interest doctrine and similar or related doctrines.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

9. CONFIDENTIAL INFORMATION; PUBLICITY; PUBLICATION

9.1. Confidentiality.

(a) General. Each Party (the “Receiving Party”) will maintain all Confidential Information disclosed to it by the other Party (the “Disclosing Party”) in strict confidence during the Term of this Agreement and for a period of ten (10) years after the expiration or termination of this Agreement, except that each Party may disclose or permit the disclosure of any such Confidential Information to its Affiliates, directors, officers, employees, consultants, Third Party Collaborators and advisors (including legal counsel) who are obliged to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for purposes of this Agreement. Each Party will use all such Confidential Information only for the purposes of this Agreement, and allow its Affiliates, directors, officers, employees, consultants, Third Party Collaborators and advisors to reproduce such Confidential Information only to the extent necessary for purposes of this Agreement, with all such reproductions being deemed to be Confidential Information.

(b) Exceptions to Confidentiality. The obligations of each Receiving Party imposed by Section 9.1(a) (General) will not apply to any Confidential Information disclosed to the Receiving Party by the Disclosing Party that: (A) was known to the Receiving Party prior to the Effective Date other than as a result of disclosure under any other agreement between the Parties (as demonstrated by documentary evidence); (B) is or becomes generally available to the public through means other than an unauthorized disclosure by the Receiving Party; (C) was or subsequently is disclosed to the Receiving Party by a Third Party having a bona fide right to disclose such Confidential Information without breaching any obligation to the Disclosing Party; (D) is developed independently by the Receiving Party without benefit of or recourse to any of the Disclosing Party’s Confidential Information (as demonstrated by documentary evidence); or (E) is published pursuant to Section 9.2 (Disclosure of Terms of Agreement; Publicity). In addition, the Receiving Party may make disclosures of Confidential Information of the Disclosing Party to the extent required to comply with applicable laws and regulations or a court or administrative order; provided, however, that the Party who is required to make such disclosure (1) provides the other Party with reasonable prior written notice, (2) takes all reasonable and lawful actions to obtain confidential treatment for such disclosure and (3) discloses the minimum amount and scope of the Confidential Information necessary to comply with the applicable law, regulation or order.

(c) Permitted Disclosures. Notwithstanding anything to the contrary in this Section 9 (Confidential Information; Publicity; Publication), each Receiving Party will have the right to disclose Confidential Information of the Disclosing Party to the following Persons: (i) patent offices in any country in which Patent Rights are sought for purposes of prosecuting any applications for Patent Rights or defending any Patent Rights in interference or opposition actions; (ii) Regulatory Authorities as necessary to pursue Development, Commercialization or Regulatory Approval of Licensed Products or Reverted Products; and (iii) such Party’s Affiliates, Third Party Collaborators, consultants, service providers, distributors and Sublicensees, in each case who need to know such Confidential Information for the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

Development, Commercialization or Regulatory Approval of any Licensed Product or Reverted Product or to facilitate either Party’s performance of its obligations, or exercise of its rights, under this Agreement; provided that, in each case such Persons are bound by written obligations of confidentiality and non-use no less stringent than the confidentiality terms of this Agreement.

(d) Residual Knowledge. Neither Party will be precluded from using Confidential Information included in Collaboration Technology that is Residual Knowledge of its personnel for its own internal research purposes.

9.2. Disclosure of Terms of Agreement; Publicity. Subject to the final two sentences of this Section 9.2 (Disclosure of Terms of Agreement; Publicity), neither Party will issue a press or news release or make any similar public announcement related to the execution or terms of this Agreement, the conduct of research activities with respect to any Project, other Development activities or the Commercialization of Licensed Products without the prior consent (for the purpose of this Section 9.2 (Disclosure of Terms of Agreement; Publicity), consent via e-mail (return receipt) will be allowed) of the other Party; provided that either Party may make such a disclosure (a) to the extent required by applicable laws and regulations (including the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded), or (b) to any business partners, prospective business partners, acquirers, prospective acquirers, investors, prospective investors, lenders and other potential financing sources, (and to the attorneys, accountants or other advisors of such Persons), who are in each case obligated to keep such information confidential. In the event that such disclosure is required pursuant to subsection (a), the disclosing Party will provide the other Party with written notice beforehand, coordinate with the other Party with respect to the wording and timing of any such disclosure, and cooperate with the other Party to maintain the confidential treatment of the material terms of this Agreement to the extent reasonably possible and legally permissible. In the event that such disclosure is permitted pursuant to subsection (b), the disclosing Party will ensure that any such Third Party with whom the Agreement will be shared is bound by written obligations of confidentiality and non-use no less stringent than the confidentiality terms of this Agreement. The Parties, upon the execution of this Agreement, will jointly issue a press release with respect to this Agreement, in the form agreed by the Parties. Thereafter, where a request for a public disclosure is made by a Party with respect to this Agreement, the Parties will agree upon the form of a press release or other public statement, and either Party may make subsequent public disclosure of the contents of press release or other public statement provided that the disclosing Party will not depart from the agreed-upon form, if any, without the prior written consent of the other Party.

9.3. No Use of Name. Subject to the terms of this Agreement and except as expressly provided herein, neither Party will use the name of the other Party in any promotional materials or advertising without the prior express written permission of the other Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

9.4. Publications and Presentations.

(a) Right to Review and Delay Publications. Subject to Section 9.4(b) (Discontinued Compounds), during the Research Term, each Party (the “Publishing Party”) will submit to the other Party (the “Reviewing Party”) for prior review and approval any proposed academic, scientific or medical publication or public presentation that relates to the activities contemplated under this Agreement or relating to any Active Compound. Such review will be conducted for the purposes of preserving the value of the PTI Technology and PTI’s interest in Collaboration Technology and the Astellas Technology and Astellas’s interest in Collaboration Technology and the rights granted hereunder and determining whether any and all portion of the proposed publication or presentation should be modified or deleted in furtherance of such purpose. Written copies of such proposed publication or presentation required to be submitted hereunder will be submitted to the Reviewing Party (i) no later than twenty (20) Business Days before submission of any material such as a poster or a paper to be presented at a conference, and (ii) no later than forty-five (45) days before submission for any other publication or presentation (in either case, the “Notice Period”). The Reviewing Party will provide its comments with respect to such publications and presentations within fifteen (15) Business Days of its receipt of such written copy; provided, however, that such review period may be extended for an additional sixty (60) days in the event the Reviewing Party determines in its sole discretion that such extension is necessary for the preparation and filing of patent applications or to allow the Parties to agree to a modification of the publication so as not to disclose the Reviewing Party’s Confidential Information (in either case, the “Delay Period”). Upon the expiration of the Notice Period, the Publishing Party will be free to proceed with the written publication or the oral presentation, unless the Reviewing Party has requested the delay described above, in which case the Publishing Party will be free to proceed with the written publication or the oral presentation only upon expiration of the Delay Period unless sooner authorized by the Reviewing Party. The Publishing Party will comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publication. Each Party will provide the other Party with its internal publication policy, and comply with both its own policy and other Party’s policy. In the event of a conflict between the Parties’ internal publication policies, the Parties will each comply with the stricter of the two policies. Furthermore, each Party will comply with standard academic practice, including without limitation, publication guidelines by International Committee of Medical Journal Editors (ICMJE), or by medical journals and academic conferences pertaining to publication or presentation in question.

(b) Disclosure After the Research Term. After the Research Term, Astellas will use Commercially Reasonable Efforts to provide PTI with a copy of any proposed public disclosure reasonably in advance of disclosure, including through publication or discussion of scientific material (written, electronic, oral or otherwise), relating to any Development Compound, Back-Up Compound or Licensed Product, and consider in good faith

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

any reasonable comments provided by PTI. Subject to the foregoing, Astellas and its Affiliates, and any Third Party authorized by Astellas, may (i) make such public disclosures as it deems appropriate in connection with the Development or Commercialization of any Licensed Product under this Agreement, and (ii) publish or have published information about clinical studies related to any Licensed Product, including the results of such clinical studies. After the Research Term, PTI shall not make any public disclosures relating to any Development Compound, Back-Up Compound or Licensed Product without prior written consent of Astellas, such permission not to be unreasonably withheld, conditioned or delayed.

(c) Discontinued Compounds; Reverted Compounds. Subject to the restrictions set forth in Section 9.4(d) (Claimed Compounds), after the Research Term with respect to Discontinued Compounds, PTI and Astellas will be free to (i) make public disclosures as it deems appropriate with respect to such Discontinued Compound and (ii) publish or have published information about clinical studies related to any such Discontinued Compound, including the results of such clinical study; provided that if any of the public disclosure hereunder contains UPR research in any way, the Publishing Party shall obtain the Reviewing Party’s prior written consent thereto, such permission not to be unreasonably withheld, conditioned or delayed. With respect to any Reverted Compound, PTI will be free to (A) make public disclosures as it deems appropriate with respect to such Reverted Compound and (B) publish or have published information about clinical studies related to any such Reverted Compound or Reverted Product, including the results of such clinical study. After the Research Term, Astellas shall not make any public disclosures relating to any Reverted Compounds or Reverted Products without prior written consent of PTI, such permission not to be unreasonably withheld, conditioned or delayed.

(d) Claimed Compounds. Both Parties may conduct research on any Claimed Compound only for its internal purposes pursuant to Section 2.3(h) (Claimed Compounds). Notwithstanding the foregoing, in advance of any publication of such research regarding any Claimed Compound, the Publishing Party must obtain the Reviewing Party’s prior written consent thereto, such permission not to be unreasonably withheld, conditioned or delayed.

10. REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1. Mutual Representations and Warranties. As of the Effective Date, PTI and Astellas each hereby represents and warrants to the other as follows:

(a) Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(b) Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (i) such Party’s certificate of incorporation or bylaws (or equivalent charter or organizational documents), (ii) any agreement, instrument or contractual obligation to which such Party is bound, (iii) any requirement of any applicable laws or regulations or court or administrative under, or (iv) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party.

(c) No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that will impede the diligent and complete fulfillment of its obligations hereunder.

(d) Government Authorizations. No government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable laws or regulations currently in effect, is or will be necessary for, or in connection with, the transactions contemplated by this Agreement, or for the performance by it of its obligations under this Agreement in a Major Market Country.

(e) Debarment. Neither such Party, nor any Affiliate of such Party, has been debarred by any Regulatory Authority, including under the Generic Drug Enforcement Act of 1992 (21 U.S.C. §301 et seq.), is under investigation for debarment action by any Regulatory Authority, has been disqualified as an investigator pursuant to 21 C.F.R. §312.70, has a disqualification hearing pending or is currently employing or using any Person that has been so debarred or disqualified by any Regulatory Authority to perform any of such Party’s obligations under this Agreement. Each Party will promptly notify the other Party if it or any employee, contractor or agent is debarred or disqualified as described in this Section 10.1(e) (Debarment) and will terminate any so debarred or disqualified individual’s or entity’s participation in the performance of any of such affected Party’s obligations under this Agreement promptly upon its awareness of such debarment or disqualification.

10.2. Additional Representations of PTI. Except as disclosed on Schedule 10.2, as of the Effective Date, PTI further represents and warrants to Astellas as follows:

(a) Ownership or Control. PTI (i) Controls the PTI Technology and (ii) is the sole and exclusive owner of, or solely Controls, the PTI Patent Rights as of the Effective Date, and no other Person has any claim of ownership with respect to the PTI Patent Rights as of the Effective Date. PTI has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in or to the PTI Technology or PTI’s interest in the Collaboration Technology in a manner inconsistent with the rights and licenses granted to Astellas under this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(b) Conduct of Research. To the Knowledge of PTI, the conduct of the research activities to be conducted under this Agreement will not infringe the Intellectual Property Rights of any Third Party.

(c) Third Party Agreements. PTI is not party to any agreement with any Third Party pursuant to which PTI has received a license under any Patent Rights or Know-How included in the PTI Technology, other than those listed on Schedule 10.2(c) (such listed agreements, the “Third Party Agreements”).

(d) Disclosure of PTI Technology. PTI has disclosed to Astellas all PTI Patent Rights Controlled by PTI as of the Effective Date and all other material PTI Technology listed on Schedule 10.2(d) (such listed PTI Technology, the “Disclosed PTI Technology”).

(e) Validity of PTI Patent Rights. To the Knowledge of PTI, (i) all PTI Patent Rights are existing and (ii) no issued patents which are part of the PTI Patent Rights are invalid or unenforceable.

(f) Diligent Prosecution and Maintenance. The PTI Patent Rights have been diligently prosecuted with the respective patent offices in accordance with applicable laws, and all fees necessary to maintain such PTI Patent Rights have been paid on or before the due date for such payment.

(g) No Interference. (i) The PTI Patent Rights are not the subject of any interference proceeding, and (ii) there is no pending or, to the Knowledge of PTI, threatened action, suit, proceeding or claim by any Third Party challenging PTI’s ownership rights in, or the validity or scope of, the PTI Patent Rights.

(h) No Claims. (i) There are no claims, judgments or settlements against PTI pending or, to the Knowledge of PTI, threatened, that invalidate or seek to invalidate the PTI Patent Rights, (ii) there is no opposition pending in any jurisdiction outside of the United States that challenges the validity or enforceability of any of the PTI Patent Rights in that jurisdiction, and (iii) there is no litigation pending against PTI or any Affiliate of PTI that alleges that any of the activities contemplated by this Agreement will violate any of the Intellectual Property Rights of any Third Party (nor has it received any written communication threatening such litigation).

(i) Invention Assignments. Each individual who is an inventor of, or otherwise contributed in a material manner to the creation or development of, any PTI Patent Rights in existence as of the Effective Date and identified as being owned by PTI on Schedule 1.140 (PTI Patent Rights) has assigned to PTI all of his or her interest therein.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

10.3. Compliance with Laws. Each of PTI and Astellas will comply, and will cause Sublicensees and its and their Affiliates to comply, with all local, state, and international laws and regulations relating to the Collaboration hereunder.

10.4. Warranty Disclaimer. NO REPRESENTATIONS OR WARRANTIES ARE MADE BY EITHER PARTY OTHER THAN AS EXPRESSLY SET FORTH IN THIS SECTION 10 (REPRESENTATIONS, WARRANTIES AND COVENANTS). IN PARTICULAR, EXCEPT AS EXPRESSLY SET FORTH IN ARTICLE 10 (REPRESENTATIONS, WARRANTIES AND COVENANTS) EITHER PARTY DISCLAIMS ALL OF THE FOLLOWING WARRANTIES, WHETHER EXPRESS OR IMPLIED: AS TO WHETHER ANY LICENSED PRODUCT CAN BE DEVELOPED OR MARKETED SUCCESSFULLY; REGARDING THE COMMERCIAL VALUE OF ANY LICENSED PRODUCT; AS TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY LICENSED PRODUCT; AS TO WHETHER PATENT RIGHTS CAN BE OBTAINED OR MAINTAINED FOR ANY LICENSED PRODUCT; AND AS TO WHETHER THE MANUFACTURE, USE, MARKETING OR SALE OF ANY LICENSED PRODUCT WILL NOT CONSTITUTE AN INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

11. INDEMNIFICATION; LIMITED LIABILITY; INSURANCE

11.1. Indemnification of PTI by Astellas. Astellas will defend, indemnify, and hold harmless PTI and its Affiliates, and their respective employees, officers and directors (“PTI Indemnitees”) from and against any and all liability, damage, loss, cost or expense of any nature (including reasonable attorney’s fees and litigation expenses) incurred or imposed upon the PTI Indemnitees or any one of them in connection with any claims, suits, actions, demands, proceedings, causes of action or judgments resulting from a Third Party claim arising out of (a) the Development, design, testing, production, manufacture, importation, offer for sale, sale, use or promotion of Development Compounds or Licensed Products by Astellas or any of its Affiliates, Sublicensees or distributors, (b) the breach by Astellas of any term of this Agreement or (c) the gross negligence or willful misconduct of Astellas or any of its employees, agents, officers or directors, except in each case to the extent that any such claim results or arises from a matter for which PTI is obligated to indemnify Astellas under Section 11.2 (Indemnification of Astellas by PTI).

11.2. Indemnification of Astellas by PTI. PTI will defend, indemnify and hold harmless Astellas and its Affiliates, and their respective employees, officers and directors (“Astellas Indemnitees”) from and against any and all liability, damage, loss, cost or expense of any nature (including reasonable attorney’s fees and litigation expenses) incurred or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands, proceedings, causes of action or judgments resulting from a Third Party claim arising out of (a) Co-Development activities conducted by PTI or any of its Affiliates or Sublicensees with respect

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

to any Co-Developed Compound or Co-Promotion activities conducted by PTI or any of its Affiliates or Sublicensees with respect to any Co-Promoted Product, (b) the breach by PTI of any term of this Agreement or (c) the gross negligence or willful misconduct of PTI or any of its employees, agents, officers or directors, except, in each case to the extent that any such claim results or arises from a matter for which Astellas is obligated to indemnify PTI under Section 11.1 (Indemnification of PTI by Astellas).

11.3. Conditions to Indemnification. Any Person seeking indemnification (the “Indemnitee”) under this Article 11 (Indemnification; Limited Liability; Insurance) will give prompt written notice of the indemnity claim to the indemnifying Party and provide a copy to the indemnifying Party of any complaint, summons or other written or verbal notice that the Indemnitee receives in connection with any such claim. An Indemnitee’s failure to deliver written notice will relieve the indemnifying Party of liability to the Indemnitee under this Article 11 (Indemnification; Limited Liability; Insurance) only to the extent such delay is prejudicial to the indemnifying Party’s ability to defend such claim. Provided that the indemnifying Party is not contesting the indemnity obligation, the Indemnitee will permit the indemnifying Party to control any litigation relating to such claim and the disposition of such claim by negotiated settlement or otherwise. The indemnifying Party will act reasonably and in good faith with respect to all matters relating to such claim and will not settle or otherwise resolve such claim without the Indemnitees’ prior written consent which will not be withheld, delayed or conditioned unreasonably. The Indemnitees will cooperate with the indemnifying Party in such Party’s defense of any claim for which indemnity is sought under this Agreement, at the indemnifying Party’s sole cost and expense.

11.4. Limited Liability. EXCEPT FOR ANY SUCH DAMAGES ARISING OUT OF A PARTY’S BREACH OF ITS OBLIGATIONS UNDER SECTION 2.3(f) (LIMITATIONS), SECTION 7.4 (EXCLUSIVITY) OR SECTION 9 (CONFIDENTIAL INFORMATION; PUBLICITY; PUBLICATION), NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOST REVENUES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY. FOR THE AVOIDANCE OF DOUBT, NOTHING IN THIS SECTION 11.4 (LIMITED LIABILITY) WILL LIMIT EITHER PARTY’S OBLIGATIONS UNDER SECTIONS 11.1 (INDEMNIFICATION OF PTI BY ASTELLAS) OR 11.2 (INDEMNIFICATION OF ASTELLAS BY PTI), AS APPLICABLE.

11.5. Insurance.

(a) PTI’s Insurance Obligations. PTI will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement; provided, however, that if PTI is engaged in the Co-Development of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

Co-Development Compounds, or Co-Developed Products hereunder, PTI will maintain, in force from thirty (30) days prior to enrollment of the first subject in a clinical study, a clinical studies/product liability insurance policy providing coverage of at least [***] per claim and [***] annually in the aggregate, and provided further, that if PTI exercises its Co-Promotion Option, that such coverage is increased to at least [***] at least thirty (30) days before Astellas initiates the First Commercial Sale of the applicable Licensed Product. PTI will furnish to Astellas evidence of such insurance upon request.

(b) Astellas’s Insurance Obligations. Astellas will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement; provided, however, that at a minimum, Astellas will maintain, in force from thirty (30) days prior to enrollment of the first subject in a clinical study, a clinical studies/product liability insurance (including self-insurance) policy providing coverage of at least [***] per claim and [***] annually in the aggregate and, provided further that such coverage is increased to at least [***] at least thirty (30) days before Astellas initiates the First Commercial Sale of a Licensed Product. Astellas will furnish to PTI evidence of such insurance upon request.

12. TERM AND TERMINATION

12.1. Term. This Agreement will commence on the Effective Date and will continue in full force and effect, unless otherwise terminated pursuant to Section 12.2 (Termination), until the expiration of all applicable Royalty Terms with respect to each Licensed Product on a country-by-country-basis in the Territory (the “Term”). Upon expiration of the Term, but not upon termination of this Agreement, the Development and Commercialization License will become fully paid-up and perpetual.

12.2. Termination. This Agreement may be terminated as follows:

(a) End of Research Term. At the end of the Research Term for each Project, this Agreement will terminate automatically on a Project-by-Project basis if Astellas has not designated at least one (1) Development Compound to be taken forward in the relevant Project, unless the Parties mutually agree at least thirty (30) days prior to the expiration of such Research Term to continue the research for a specified additional period of time and agree on all relevant matters relating to such extension including the Parties’ respective rights and obligations with regard to the ongoing research, a Research Budget for such ongoing research and the Parties’ respective monetary obligations with regard to such Research Budget.

(b) Astellas’s Termination for Convenience.

(i) Licensed Product-by-Licensed Product Termination. At any time following completion of the Research Term related to a Licensed Product, Astellas may terminate this Agreement on a Licensed Product-by-Licensed Product and country-by-country basis, in its sole discretion, by providing written notice of termination to PTI.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(ii) Project Termination. Notwithstanding aforementioned, Astellas may also terminate this Agreement on a Project-by-Project basis, in its sole discretion, by providing written notice of termination to PTI:

(A) within [***] following presentation of the results from each of the Disease Selection Phase (with respect to any Additional Projects) and the HTS Phase to the JRC;

(B) with respect to any Additional Projects, if the Disease Selection Phase is not completed in accordance with the objectives set forth in the then-current Research Plan within [***] from the date specified for completion of such phase in such then-current Research Plan;

(C) if the HTS Phase is not completed in accordance with the objectives set forth in the then-current Research Plan within six (6) months from the date specified for completion of such phase in such then-current Research Plan; or

(D) within [***] following presentation of the results of the Optimization Phase to the JRC.

In the event that Astellas does not terminate a Project during the Research Term pursuant to paragraphs (B) and (C) of this Section 12.2(b)(ii) (Project Termination) above, Astellas will continue to fund the Project through the immediately following phase of the Project in accordance with Section 6.2 (Research Expenses).

(iii) Complete Termination. At any time following completion of the final Research Term, Astellas may terminate this Agreement in its entirety in its sole discretion by providing written notice of such termination to PTI. In addition, if this Agreement has been terminated with respect to all Licensed Products pursuant to Section 12.2(b)(i) (Licensed Product-by-Licensed Product Termination) or all Projects pursuant to Section 12.2(a) (End of Research Term) and Section 12.2(b)(ii) (Project Termination) above, this Agreement will terminate in its entirety.

(iv) Timing of Termination. Any termination by Astellas pursuant to this Section 12.2(b) (Astellas’s Termination for Convenience) will be effective thirty (30) days following Astellas’s delivery of notice of termination to PTI.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(c) Termination for Cause.

(i) Termination for Breach. In addition to any other remedies available at law or in equity, either Party will have the right to terminate this Agreement in its entirety or, at the option of non-breaching Party, on a Project-by-Project basis or Licensed Product-by-Licensed Product basis by providing written notice of termination to the other Party in the event the other Party materially breaches this Agreement and fails to cure such material breach within sixty (60) days after written notice thereof is received from the non-breaching Party.

(ii) Termination for Bankruptcy. This Agreement may be terminated in its entirety by a Party (the “Non-Bankrupt Party”) by providing written notice of termination to the other Party upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party (the “Bankrupt Party; provided, however, that in the event of any involuntary bankruptcy or receivership proceeding such right to terminate will only become effective if the Bankrupt Party consents to the involuntary bankruptcy or receivership or such proceeding is not dismissed within sixty (60) days after the filing of such bankruptcy or receivership.

(iii) Termination for Patent Challenge. PTI will have the right to terminate this Agreement in its entirety or on a Licensed Product-by-Licensed Product basis by providing written notice of termination to Astellas if Astellas or any of its Affiliates or Sublicensees initiates, files or maintains a Challenge Action.

12.3. Effects of Termination. In the event of the termination of this Agreement pursuant to Section 12.2 (Termination), the following provisions will apply, as applicable:

(a) Termination other than by Astellas for Cause. If this Agreement terminates for any reason other than by Astellas pursuant to Section 12.2(c) (Termination for Cause) the following will apply:

(i) Termination of Licenses. All licenses granted to Astellas by PTI pursuant to Section 7.1 (Licenses to Astellas) and the licenses granted to PTI by Astellas pursuant to Section 7.2(a) (Licenses to PTI for Active Compounds and Licensed Products) will terminate and all rights with respect to the Intellectual Property Rights so licensed will revert to the Party that Controls such Intellectual Property Rights.

(ii) Joint Ownership. Each Party will retain its joint ownership interests in the Collaboration Technology.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(iii) Reverted Product License. Section 7.2(b) (License to PTI for Reverted Products) will come into effect in accordance with its terms.

(iv) Product Reversion. Astellas will, at PTI’s expense, (A) assign to PTI any Regulatory Filings and clinical data relating to any Reverted Products in the Reverted Territory, (B) at PTI’s request, assign to PTI any agreements with Third Parties (such as CRO and CMO agreements) that relate exclusively to such Reverted Products (or, in the case of termination by Astellas with respect to a Licensed Product in some but not all countries in the Territory, make other arrangements to provide PTI with the benefit of such agreements with respect to such Reverted Product in its Reverted Territory), (C) at PTI’s request, provide other commercially reasonable assistance necessary to permit PTI to Develop or Commercialize such Reverted Products in the Reverted Territory, including by transitioning to PTI the information described in clause (A).

(v) Transition of Supply. If Astellas is manufacturing or having manufactured any product with respect to any Reverted Product on the effective date of termination of this Agreement, at PTI’s option, Astellas will supply such product to PTI in the Reverted Territory on terms no less favorable than those on which Astellas supplied such product prior to such termination to its distributor in the Reverted Territory, until the earlier of (A) such time as all Regulatory Approvals in the Reverted Territory related to the Reverted Products have been transferred to PTI or its designee, PTI has obtained all necessary manufacturing approvals, and PTI has procured or developed its own source of such product supply or (B) twelve (12) months following the effective date of termination. All costs and expenses associated with the transition of supply manufacturing cost incurred by Astellas under this Section 12.3(a)(v) (Transition of Supply) shall be borne by PTI.

(vi) Applicability of Restricted Uses of Discontinued Compounds. The provisions of Section 2.3(g) (Restricted Uses of Discontinued Compounds) and Section 7.4 (Exclusivity) will cease to apply to PTI in accordance with Section 12.3(c) (Termination on a Licensed Product-by-Licensed Product or Project-by-Project Basis); provided, however, in the event that this Agreement is terminated on a Project-by-Project basis or Licensed Product-by-Licensed Product basis, the provisions of Section 2.3(g) (Restricted Uses of Discontinued Compounds) and Section 7.4 (Exclusivity) will cease to apply to PTI in accordance with Section 12.3(c) (Termination on a Licensed Product-by-Licensed Product or Project-by-Project Basis).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(b) Termination by Astellas for Cause. If this Agreement is terminated by Astellas pursuant to Section 12.2(c) (Termination for Cause) the following provisions will apply:

(i) Termination of Licenses. All licenses granted to Astellas by PTI pursuant to Section 7.1 (Licenses to Astellas) and the licenses granted to PTI by Astellas pursuant to Section 7.2(a) (Licenses to PTI for Active Compounds and Licensed Products), will terminate and all rights with respect to the Intellectual Property Rights so licensed will revert to the Party that Controls such Intellectual Property Rights;

(ii) Joint Ownership. Each Party will retain its joint ownership interests in the Collaboration Technology; and

(iii) Applicability of Restricted Uses of Discontinued Compounds. The provisions of Section 2.3(g) (Restricted Uses of Discontinued Compounds) and Section 7.4 (Exclusivity) cease to apply to Astellas; provided, however, that in the event that this Agreement is terminated by Astellas pursuant to Section 12.2(c) (Termination for Cause) on a Project-by-Project basis or Licensed Product-by-Licensed Product basis, the provisions of Section 2.3(g) (Restricted Uses of Discontinued Compounds) and Section 7.4 (Exclusivity) will cease to apply to Astellas in accordance with Section 12.3(c) (Termination on a Licensed Product-by-Licensed Product or Project-by-Project Basis).

(c) Termination on a Licensed Product-by-Licensed Product or Project-by-Project Basis. Without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated on a Licensed Product-by-Licensed Product basis or Project-by-Project basis pursuant to Section 12.2(a) (End of Research Term), Section 12.2(b)(i) (Licensed Product-by-Licensed Product Termination), Section 12.2(b)(ii) (Project Termination) or Section 12.2(c)(i) (Termination for Breach), then:

(i) This Agreement will continue to survive in all respects with respect to all Licensed Products and all Projects other than the terminated Development Compounds and Licensed Products or Projects (as applicable) and the Active Compounds that were the subject of the terminated Project; and, in the case of a termination by Astellas pursuant to Section 12.2(b)(i) (Licensed Product-by-Licensed Product Termination) for some, but not all, countries in the Territory, this Agreement shall continue to survive in all respects with respect to the Licensed Product outside the Reverted Territory; and

(ii) The effects of termination set forth in Section 12.3(a) (Termination other than by Astellas for Cause) and 12.3(b) (Termination by Astellas for Cause) (as applicable) will apply solely with respect to the terminated Licensed Products, Active Compounds in the applicable terminated Project; and, in the case of a termination by Astellas pursuant to Section 12.2(b)(i) (Licensed Product-by-Licensed Product Termination) for some, but not all, countries in the Territory, the effects of termination set forth in Section 12.3(a) (Termination other than by Astellas for Cause) will apply solely with respect to the terminated Licensed Products in the Reverted Territory.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

Without limiting the generality of the foregoing, if this Agreement is terminated on a Project-by-Project basis (A) pursuant to Section 12.2(a) (End of Research Term) or Section 12.2(b)(ii) (Project Termination), then the provisions of Section 2.3(g) (Restricted Uses of Discontinued Compounds) will cease to apply to PTI a with respect to any Discontinued Compound under the terminated Project; and (B) by Astellas pursuant to Section 12.2(c)(i) (Termination for Breach) with respect to a Project (but not with respect to the Agreement in its entirety), then the provisions of Section 2.3(g) (Restricted Uses of Discontinued Compounds) will cease to apply to Astellas with respect to any Discontinued Compound under the terminated Project. Furthermore, in the event that this Agreement is terminated on a Licensed Product-by-Licensed Product basis (1) by Astellas pursuant to Section 12.2(b)(i) (Licensed Product-by-Licensed Product Termination), and as a result of such termination, there are no remaining Licensed Products or Development Compounds in active Development that were identified under a particular Project in the Reverted Territory, then the provisions of Section 2.3(g) (Restricted Uses of Discontinued Compounds) will cease to apply to PTI in the Reverted Territory with respect to any Discontinued Compound from the applicable Project; and (2) by Astellas pursuant to Section 12.2(c)(i) (Termination for Breach) with respect to a Licensed Product (but not with respect to the Agreement in its entirety), and as a result of such termination, there are no remaining Licensed Products or Development Compounds in active Development that were identified under a particular Project, then the provisions of Section 2.3(g) (Restricted Uses of Discontinued Compounds) will cease to apply to Astellas with respect to any Discontinued Compound from the applicable Project.

(d) Confidential Information. Upon termination of this Agreement for any reason, the Receiving Party will destroy all written, electronic or other materials containing Confidential Information of the Disclosing Party provided to it by the Disclosing Party in connection with this Agreement, including all copies thereof, within thirty (30) days of such termination and provide certification of such destruction to the Disclosing Party; provided that (i) the Receiving Party may retain one copy in its archives solely for the purpose of monitoring its ongoing confidentiality obligations hereunder and (ii) the Receiving Party will not be obligated to destroy such materials containing Confidential Information of the Disclosing Party that are necessary or useful for the Receiving Party to exercise the Reverted Products License or any other license right of the Receiving Party granted under this Section 12.3 (Effects of Termination) that survives such termination of this Agreement; provided that the Receiving Party’s use of such Confidential Information of the Disclosing Party will continue to be subject to the requirement and restrictions set forth in Article 9 (Confidential Information; Publicity; Publication).

(e) Surviving Provisions. Subject to the other terms and conditions regarding the termination and survival of obligations under this Agreement in the event of expiration or termination of this Agreement, upon expiration or termination of this Agreement, all provisions of this Agreement will cease to have any effect, except that the following provisions will survive any such expiration or termination for any reason for the period of time

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

specified therein, or if not specified, then they will survive indefinitely: Sections 2.3(g) (Restricted Uses of Discontinued Compounds), 4.5(a) (Corporate Names and Logos), 6.1(b) (Board Observer), 6.10 (Reports and Royalty Payments), 6.11 (Records and Audits), 7.2(b) (License to PTI for Reverted Products), 7.3 (Retained Rights), 7.4 (Exclusivity) and Articles 8 (Intellectual Property), 9 (Confidential Information; Publicity; Publication), 11 (Indemnification; Limited Liability; Insurance); 12 (Term and Termination), and 13 (Miscellaneous). In addition, Section 6.12 (Payments to Astellas), Section 7.2(c) (PTI Sublicensing Rights) and Section 7.6 (Know-How Transfer) will survive any expiration or termination of this Agreement pursuant to which Section 7.2(b) (License to PTI for Reverted Products) survives, solely as such sections relate to Reverted Compounds or Reverted Products. Termination of this Agreement will not relieve the Parties of any liability that accrued hereunder prior to the effective date of such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement. The remedies provided in this Article 12 (Term and Termination) are not exclusive of any other remedies a Party may have in law or equity.

12.4. Remedies for PTI’s Material Breach.

(a) Termination of Committees and Certain Rights. If PTI materially breaches this Agreement and fails to cure such breach within the time periods provided under Section 12.2(c)(i) (Termination for Breach) and Astellas does not wish to terminate this Agreement in its entirety or with respect to a Project or Licensed Product (a “PTI Breach Event”), then, in addition to any other remedies Astellas may have under this Agreement or otherwise, Astellas will have the right to do any or all of the following in Astellas’s discretion: (i) terminate PTI’s right to participate in the JRC, JDC or JCC, and any other subcommittees or working groups established pursuant to this Agreement, each of which will be disbanded; (ii) make all decisions required to be made by such committees or the Parties collectively under this Agreement in connection with the Development and Commercialization of the Licensed Products; (iii) terminate the Co-Development Option and all of PTI’s rights and obligations under Section 3.2 (Co-Developed Compounds) with respect to participation in any ongoing research and Development programs for Licensed Products; (iv) terminate the Co-Promotion Option and all of PTI’s rights and obligations under Section 4.2 (Co-Promoted Products) with respect to participation in the Commercialization of Licensed Products; (v) exclude PTI from all discussions with Regulatory Authorities regarding Licensed Products; and (vi) terminate the license granted to PTI pursuant to Section 7.2(b) (License to PTI for Reverted Products) and terminate Section 7.6 (Know-How Disclosure) as it relates to Reverted Products. Furthermore, the provisions of Section 2.3(g) (Restricted Uses of Discontinued Compounds) and Section 7.4 (Exclusivity) will cease to apply to Astellas. In addition, if PTI has not completed the Development activities that are its responsibility under this Agreement, then Astellas may, but will not be obligated to, assume all responsibility for all such Development activities that would have otherwise been PTI’s responsibility under the Agreement; provided, however, that PTI

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

would reimburse Astellas for all Co-Development Costs incurred by Astellas in performing Development activities that were PTI’s responsibility under the Agreement that PTI failed to perform as required by the Agreement. PTI will cooperate with the foregoing and provide to Astellas and its Third Party contractors all Know-How, assistance, assignments and other support reasonably requested to assist Astellas in assuming complete responsibility for the Development of the Licensed Products in an efficient and orderly manner at its expense.

(b) Reduction to Milestones and Royalties in lieu. If a PTI Breach Event occurs (i) prior to Astellas’s exercise of the Development Option, then Astellas may elect to reduce by [***] all Milestone Payments pursuant to Section 6.3 and Royalty Payments for sales of Licensed Products pursuant to Section 6.4; or (ii) after Astellas’s exercise of the Development Option, then Astellas may elect to reduce by [***] all Milestone Payments pursuant to Section 6.3 and Royalty Payments for sales of Licensed Products pursuant to Section 6.4, in each case, by providing written notice to PTI not more than ninety (90) days following the occurrence of such PTI Breach Event. If the PTI Breach Event occurs after Astellas’s exercise of the Development Option, and Astellas notifies PTI that it is electing the [***] reduction to milestone and royalty payments provided for above, then such reduction will be Astellas’s sole and exclusive remedy for such PTI Breach Event, and Astellas shall not be entitled to recovery of any other damages arising from such PTI Breach Event.

(c) Patent Prosecution Rights. If a PTI Breach Event occurs prior to Astellas’s exercise of the Development Option, then in addition to the other remedies set forth in this Section 12.4 (Remedies for PTI Material Breach), Section 8.3(c)(i) (Product Specific Patent Rights) will apply mutatis mutandis, with respect to the then-current Collaboration Patent Rights.

13. MISCELLANEOUS

13.1. Dispute Escalation. In the event of any dispute, claim, controversy or cause of action asserted by a Party against the other Party or by the PTI Indemnitees against Astellas or by the Astellas Indemnitees against PTI arising out of or related to this Agreement or the negotiation or performance of this Agreement (a “Claim”), including any alleged breach of this Agreement or Claim for indemnification pursuant to Article 11 (Indemnification; Limited Liability; Insurance), such Party will, by written notice to the other Party, have such matter referred to the Parties’ respective officers designated below for attempted resolution:

For Astellas:	President & CEO (or other officer-level direct report designated by Astellas for such purpose)

For PTI:	President & CEO (or other officer-level direct report designated by PTI for such purpose)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

Notwithstanding the foregoing, either Party may apply to any court having jurisdiction pursuant to Section 13.3 (Jurisdiction; Venue; Service of Process) without negotiating to resolve the Claim pursuant to Section 5.5 (Decision Making) with respect to any action seeking equitable relief as contemplated by Section 13.5 (Specific Performance).

13.2. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the state of New York without taking into consideration any choice of law principles that would lead to the application of the laws of another jurisdiction.

13.3. Jurisdiction; Venue; Service of Process.

(a) Jurisdiction. Subject to the provisions of Section 5.5 (Decision Making), Section 13.1 (Dispute Escalation), each Party to this Agreement, by its execution hereof, unless otherwise prohibited by applicable legal requirements (i) hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York in the Borough of Manhattan and to the United States District Court for the Southern District of New York for the purpose of any action between the Parties arising in whole or in part under or in connection with this Agreement or the negotiation or performance hereof, (ii) hereby waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (iii) agrees not to commence any such action in any court other than before one of the above-named courts. Notwithstanding the previous sentence, a Party may commence any action in a court other than the above-named courts (A) for the purpose of enforcing an order or judgment issued by one of the above-named courts and (B) for the purposes of asserting a cross-claim, counterclaim, Third Party action or similar forms of action for indemnification under this Agreement in any action commenced by the other Party (subject to this Section 13.3(a) (Jurisdiction)), by any Third Party, or by any governmental authority.

(b) Venue. Each Party agrees that for any action between the Parties arising in whole or in part under or in connection with this Agreement, such Party will bring actions only in the Borough of Manhattan. Each Party further waives any claim and will not assert that venue should properly lie in any other location within the selected jurisdiction.

(c) Service of Process. Each Party hereby (i) consents to service of process in any action between the Parties arising in whole or in part under or in connection with this Agreement in any manner permitted by New York law, (ii) agrees that service of process made in accordance with clause (i) or made pursuant to Section 13.7 (Notices), will constitute

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

good and valid service of process in any action and (iv) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any action that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

13.4. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

13.5. Specific Performance. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, each of the Parties agrees that, without posting a bond or other undertaking, the other Party may seek an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court specified in Section 13.3(a) (Jurisdiction). An action for specific performance as provided herein will not preclude a Party from pursuing any other remedy to which such Party may be entitled, at law or in equity, in accordance with the terms of this Agreement. Each Party further agrees that, in the event of any Action for specific performance in respect of such breach or violation, it will not assert that the defense that a remedy at law would be adequate provided, however, each Party also agrees that any Party can assert any other defense it may have other than the defense of adequate remedy at law. The provisions of this Section 13.5 (Specific Performance) will not apply to any action based upon any section of this Agreement where the remedy sought is the payment of money.

13.6. Cumulative Remedies. The rights and remedies of the Parties under this Agreement are cumulative and not exclusive and, accordingly, are in addition to and not in lieu of any other rights and remedies of the Parties at law or in equity.

13.7. Notices. Any notice or report required or permitted to be given or made under this Agreement by either Party to the other will be in writing and delivered to the other Party at its address indicated below or to such other address as the addressee will have theretofore

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

furnished in writing to the addressor by hand, courier or by registered or certified airmail (postage prepaid), in writing, by registered or certified airmail (postage prepaid):

If to Astellas:	Astellas Pharma Inc.
5-1, Nihonbashi-Honcho 2-Chome
Chuo-ku, Tokyo 103-8411, Japan
Attention: Vice President, Innovation Management

Copy to:	Astellas Pharma Inc.
5-1, Nihonbashi-Honcho 2-Chome
Chuo-ku, Tokyo 103-8411, Japan
Attention: Vice President, Legal and Compliance

If to PTI:	Proteostasis Therapeutics, Inc.
200 Technology Square, 4th Floor
Cambridge, MA 02139
Attention: Meenu Chhabra, President & Chief Executive Officer

Copy to:	Ropes & Gray LLP
800 Boylston Street, Prudential Tower
Boston, MA 02199
Attention: David M. McIntosh

All notices will be effective as of the date received by the addressee.

13.8. Non-Solicitation of Certain Individuals. Each Party agrees that, during the Research Term, it will not, directly or indirectly, solicit to employ or engage as an independent contractor any current employee of the other Party or its Affiliates who has been directly and substantially involved in the conduct of activities under a Research Plan for any Project. Notwithstanding the above, the following solicitations will not be prohibited: (a) solicitations by independent contractors of either Party or their Affiliates, so long as they are not specifically directed by either Party to solicit such individuals; (b) solicitations initiated through general newspaper advertisements and other general circulation materials not directly targeted at such individuals; and (c) solicitations of such individuals who have first contacted either Party on their own initiative, directly or through Third Party recruiters, regarding employment or engagement as an independent contractor.

13.9. Binding Effect. This Agreement will be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

13.10. Headings. Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.

13.11. Amendment; Waiver. This Agreement may be amended, modified, superseded or canceled only by a written agreement between the Parties, and any of the terms of this Agreement may be waived only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. The delay or failure of either Party at any time or times to require performance of any provisions will in no manner affect the rights at a later time to enforce the same. No waiver by either Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, will be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

13.12. Purposes and Scope. The Parties hereto understand and agree that this Collaboration is limited to the activities, rights and obligations as set forth in this Agreement. Nothing in this Agreement will be construed (a) to create or imply a general partnership between the Parties, (b) to make either Party the agent of the other for any purpose, (c) to alter, amend, supersede or vitiate any other arrangements between the Parties with respect to any subject matters not covered hereunder, (d) to give either Party the right to bind the other, (e) to create any duties or obligations between the Parties except as expressly set forth herein, or (f) to grant any direct or implied licenses or any other right other than as expressly set forth herein.

13.13. Assignment and Successors. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party, including by operation of law, without the advance written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed by the other Party, except as set forth in this Section 13.13 (Assignment and Successors). Each Party may assign this Agreement and the rights, obligations and interests of such Party without the consent of the other Party in whole or in part, to any of its Affiliates. PTI may assign this Agreement in its entirety to the successor or an Affiliate of the successor to all or substantially all of PTI’s assets to which this Agreement relates or in connection with a Change of Control. In addition, PTI may assign any portion of its rights hereunder, including its right to receive payments under this Agreement. Subject to the foregoing, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. Any assignment of this Agreement not made in accordance with this Agreement is prohibited hereunder and will be null and void.

13.14. Force Majeure. Neither Astellas nor PTI will be liable for failure of or delay in performing obligations set forth in this Agreement, and neither will be deemed in breach of its obligations, if such failure or delay is due to a Force Majeure; provided, however, that a Force Majeure will not excuse any Party from any payment obligations to the other Party under this Agreement or be reason for the delay of any such payment obligations, and in the event of a Force Majeure, all such payment obligations will remain due and payable as set forth in this

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

Agreement. In event of such Force Majeure, the Party affected will use reasonable efforts to avoid or remove such causes of nonperformance, and will continue to perform hereunder with reasonable dispatch whenever such causes are removed. Either Party will provide the other Party with prompt written notice of any delay or failure to perform that occurs by reason of Force Majeure. The Parties will mutually seek a resolution of the delay or the failure to perform as noted above.

13.15. Interpretation. The Parties acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party will not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement will be construed fairly as to each Party and not in a favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement. In addition, except as otherwise explicitly specified to the contrary, (i) references to a section, exhibit or schedule means a section of, or schedule or exhibit to this Agreement, unless another agreement is specified, (ii) the word “including” (in its various forms) means “including without limitation,” (iii) the words “will” and “shall” have the same meaning, (iv) references to a particular statute or regulation include all rules and regulations thereunder and any predecessor or successor statute, rules or regulation, in each case as amended or otherwise modified from time to time, (v) words in the singular or plural form include the plural and singular form, respectively, (vi) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement, and (vii) unless otherwise specified, “$” is in reference to United States dollars.

13.16. Integration. This Agreement sets forth the entire agreement with respect to the subject matter hereof and thereof and supersedes all other agreements and understandings between the Parties with respect to such subject matter.

13.17. Severability. Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties hereto will substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement will not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

13.18. Further Assurances. Each of PTI and Astellas agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement.

13.19. Rights in Bankruptcy. All licenses and rights to licenses granted under or pursuant to this Agreement by the Bankrupt Party to the Non-Bankrupt Party are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties agree that the Non-Bankrupt Party, as a licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that upon commencement of a bankruptcy proceeding by or against the Bankrupt Party under the Bankruptcy Code, the Non-Bankrupt Party will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party deems appropriate), all such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party (a) upon any such commencement of a bankruptcy proceeding and upon written request by the Non-Bankrupt Party, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the Bankrupt Party and upon written request by the Non-Bankrupt Party. The Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee) agrees not to interfere with the exercise by the Non-Bankrupt Party or its Affiliates of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with this Agreement, and agrees to assist the Non-Bankrupt Party and its Affiliates in obtaining such intellectual property and such embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for the Non-Bankrupt Party to exercise such rights and licenses in accordance with this Agreement. The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the Bankruptcy Code or other applicable law.

13.20. Performance by Affiliates; Acquisitions.

(a) Use of Affiliates. Each Party acknowledges and accepts that the other Party may exercise its rights and perform its obligations under this Agreement either directly or through one or more of its Affiliates. A Party’s Affiliates will have the benefit of all rights (including all licenses) of such Party under this Agreement. Accordingly, in this Agreement “PTI” will be interpreted to mean “PTI or its Affiliates” and “Astellas” will be interpreted to mean “Astellas or its Affiliates” where necessary to give each Party’s Affiliates the benefit of the rights provided to such Party in this Agreement; provided, however, that in any event each Party will remain responsible for the acts and omissions, including financial liabilities, of its Affiliates.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

(b) Future Acquisition of a Party or its Business. Notwithstanding Section 13.20(a) (Use of Affiliates) or anything to the contrary in this Agreement, in the event of an acquisition of a Party or its business by a Third Party (an “Acquirer”) after the Effective Date, whether by stock purchase, merger, asset purchase or otherwise, as to any such Acquirer, the acquired Party will not be deemed to “Control” the Intellectual Property Rights of such Acquirer or its Affiliates for the purposes of this Agreement, and the non-acquired Party will not obtain rights, licenses, options or access to any Intellectual Property Rights or Materials owned or controlled by the Acquirer or any Affiliate of the Acquirer at any time (i) prior to or on the closing date of such acquisition or (ii) after the closing date of such acquisition, so long as such Intellectual Property Rights were not developed by the Acquirer or any Affiliate of the Acquirer by reference to the Collaboration Technology or any PTI Technology or Astellas Technology in existence as of such closing date and licensed to the other Party pursuant to this Agreement.

(c) Acquired Programs. Notwithstanding Section 13.20(a) (Use of Affiliates) or anything to the contrary in this Agreement, in the event of an acquisition of a Party or its business after the Effective Date by an Acquirer whether by merger, asset purchase or otherwise, that includes any program(s) of the acquired Third Party that, but for this Section 13.20(c) (Acquired Programs), would violate Section 7.4 (Exclusivity) (each such program, a “Competing Program”), then the Acquirer and any Affiliate of the Acquirer that becomes an Affiliate of the acquired Party as a result of such acquisition, will not be subject to the restrictions in Section 7.4 (Exclusivity) as to any such Competing Programs in existence prior to the closing date of such acquisition, or for the subsequent development and commercialization of such Competing Programs (including new products from any such Competing Programs). For clarity, Acquirer and any Affiliate of Acquirer will be subject to restrictions in Section 2.3(g) (Restricted Uses of Discontinued Compounds) and Section 2.3(h) (Claimed Compounds), as applicable.

(d) Certain PTI Acquisitions. In the event of a Change of Control of PTI to an Acquirer with a Competing Program, Astellas will have the right to avail itself of the remedies set forth in clauses (i) through (v) of Section 12.4(a) (Termination of Committees and Certain Rights) as well as the last two sentences of Section 12.4(a) (Termination of Committees and Certain Rights). In addition, if such Acquirer continues to maintain any Competing Program following the closing of such acquisition, PTI will not permit such Acquirer or any Affiliate of such Acquirer to use any Astellas Technology, Collaboration Technology or PTI Technology in any Competing Program, including, without limitation, but establishing a firewall to prevent such use by the Competing Program.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

13.21. Counterparts. This Agreement may be executed simultaneously in any number of counterparts by digital or telephonic facsimile transmission, each of which will be deemed an original and both of which, together, will constitute a single agreement.

[Remainder of page left blank intentionally]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Execution Version

Confidential

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

PROTEOSTASIS THERAPEUTICS, INC.

By:	/s/ Meenu Chhabra
Name:	Meenu Chhabra
Title:	President and CEO

ASTELLAS PHARMA INC.

By:	/s/ Yoshihiko Hatanaka
Name:	Yoshihiko Hatanaka
Title:	President and CEO

[Signature Page to Collaboration and License Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A

Initial Research Plan

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B

Concepts for Co-Promotion Agreement

SUMMARY OF KEY CONCEPTS

FOR CO-PROMOTION AGREEMENT

BETWEEN

ASTELLAS PHARMA US, INC.

AND

PROTEOSTASIS THERAPEUTICS, INC.

Astellas Pharma Inc. and Proteostasis Therapeutics, Inc. (“PTI”) (each a “Party” and, collectively, the “Parties”) entered into a Collaboration and License Agreement (the “Collaboration Agreement”) pursuant to which PTI was granted an option to Co-Promote certain Licensed Products with Astellas. Upon PTI’s exercise of its Co-Promotion Option under the Collaboration Agreement with respect to a Licensed Product, the Parties will have one hundred fifty (150) days to enter into a Co-Promotion agreement for the Co-Promotion of such Product in the United States (the “Co-Promotion Agreement”), some of the key terms and conditions of which will be negotiated to be substantially consistent with the visions and intents set forth in this Summary of Key Concepts (the “Concept Sheet”). If PTI exercises its Co-Promotion Option with respect to more than one Licensed Product, the Parties will enter into a separate Co-Promotion Agreement for each such Licensed Product. It is understood that this Term Sheet does not describe all of the concepts which will be included in the Co-Promotion Agreement and that it is the intent of the Parties to include in the Co-Promotion Agreement contractual provisions that are usual and customary for such an agreement. Subject to Section 13.20(a) (Use of Affiliates) of the Collaboration Agreement, such Co-Promotion Agreement will be executed between PTI and Astellas Pharma US, Inc. or Astellas Pharma Inc.’s Affiliate in the United States to be designated by Astellas Pharma Inc. (either Astellas Pharma US, Inc. or such designated Affiliate shall be referred to as “Astellas”, as applicable, in this Concept Sheet).

Co-Promotion Agreement

1. Definitions

All capitalized terms used herein, but not defined in this Section 1 or elsewhere in this Concept Sheet, will have the meaning set forth in the Collaboration Agreement.

Co-Promotion:	“Co-Promotion” means the Promotion activities undertaken by either Party related to the Product in accordance with the terms of the Co-Promotion Agreement. “Co-Promote” will also mean engaging in Co-Promotion.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Co-Promotion Plan:	“Co-Promotion Plan” means the written plan, as updated by Astellas and approved by the JCC (subject to Astellas’s final decision making authority in the event of disagreement), from time to time, but no less than annually, that sets forth the strategy and objectives of the Parties with respect to Customer-Facing Activities supporting the Product.

JCC:	“JCC” means the Joint Commercial Committee to oversee Customer-Facing Activities, to be comprised of equal representation from both Parties and chaired by Astellas. Both Parties will assign an Alliance Manager focused specifically on all matters related to the Co-Promotion Agreement. Additional functional committees may be established based on joint activities.

Customer-Facing Activities:	“Customer-Facing Activities” means Product related communications with external stakeholders, including but not limited to health care professionals and payers. These communications may include promotional messaging, medical communication, and discussion with payer groups regarding reimbursement and market access.

Product:	“Product” means the Licensed Product for which PTI has exercised its Co-Promotion Option under the Collaboration Agreement and which will be Co-Promoted by the Parties pursuant to the terms of the Co-Promotion Agreement.

Promotion:	“Promotion” means the Customer-Facing Activities undertaken by Astellas to implement plans and strategies to facilitate the approved use of the Product. When used as a verb, “Promote” means to engage in Promotion.

Promotion Costs:	“Promotion Costs” means one hundred percent (100%) of (i) all salary, bonuses and benefits of all PTI’s FTE Promotional Professionals engaged in the Promotion of the Product; and (ii) any other reasonable charges, costs and expenses (including training, travel, lodging, meals, speaking honoraria, entertainment, car allowances, and supporting IT, call reporting and telecommunication infrastructure allocated by PTI to Promotional Professionals) of such FTE Promotional Professionals allocated to the Promotion of the Product in accordance with the Co-Promotion Plan (including all PTI Promotional Professionals allocated to the Promotion of the Product in accordance with the Co-Promotion Plan).

Promotional Professionals:	“Promotional Professionals” means all persons engaged in Customer-Facing Activities in accordance with the Co-Promotion Plan. This may include sales representatives, reimbursement professionals, and medical affairs professionals and their supervisors and managers. PTI Promotional Professionals must have competencies comparable to those of Astellas’s Promotional Professionals in similar positions.

Required FTEs:	“Required FTEs” means the number of FTEs that are necessary for the Promotion of the Product in the Territory, as determined by Astellas and set forth in the Co-Promotion Plan.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Royalty Term:	“Royalty Term” means the Royalty Term for the Product under the Collaboration Agreement.

Territory:	“Territory” means the Fifty United States of America.

2. Co-Promotion Plan

Co-Promotion Plan

•      Pursuant to the Collaboration Agreement, upon PTI’s exercise of the Co-Promotion Option for a Licensed Product, Astellas will prepare, in consultation with PTI and the JCC, an initial Co-Promotion Plan. Astellas will consider in good faith all comments offered by PTI on such initial Co-Promotion Plan, provided, however, that Astellas would not be obligated to include such comments of PTI in the plan.

•      Each Co-Promotion Plan will include (i) principal strategies with respect to promoting and obtaining reimbursement for the Product in the Territory in the upcoming Year; (ii) all activities to be conducted and the responsibilities of each Party in connection with the Promotion of the Product, including the PTI FTE Share (as defined below); (iii) product support programs; (iv) pharmacoeconomic studies; (v) a forecast of Net Sales for the Product for the time period covered by the Co-Promotion Plan. The Co-Promotion Plan will also include an annual anticipated budget for each category of expenses set forth above, as applicable.

Updates to Co-Promotion Plan

•      The Co-Promotion Plan will be updated by Astellas and approved by the JCC (subject to Astellas’s final decision making authority event of any disagreement) as frequently as Astellas may determine, but in any event at least annually. In preparing and updating each Co-Promotion Plan, the JCC will take into consideration, without limitation, factors such as market conditions, regulatory issues and competition. The JCC will review and approve (subject to Astellas’s final decision making authority as set forth in the event of any disagreement) the proposed annual update to the Co-Promotion Plan no later than December 31 of the Year preceding the Astellas fiscal year to which such Co-Promotion Plan relates.

3. Promotional Activities

General	• Under the guidance of the JCC, PTI will use Commercially Reasonable Efforts to assist in the Promotion of the Product in the Territory in accordance with the Co-Promotion Plan.

Promotional Professionals	• Upon exercise of its Co-Promotion Option, PTI will establish its own team of Promotional Professionals required to Promote the Product.

•      The number of Required FTEs will initially be determined at the time PTI exercises its Co-Promotion Option, and will be updated in the Co-Promotion Plan from time to time thereafter, based on changes to the Co-Promotion Plan.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

•       PTI will have the right to provide approximately thirty five percent (35%) of the Required FTEs (the “PTI FTE Share”) on an overall basis as outlined in the Co-Promotion Plan. The Co-Promotion Plan will allocate to PTI an equitable proportion of all Customer-Facing Activities to be conducted by either Party in the Promotion of the Product in accordance with the PTI FTE Share as mutually agreed by the Parties.

Advertising and Promotion Costs

•       Astellas will be responsible for all costs associated with training, advertising and marketing the Product, including all materials, posters, publications, sales meetings and programs used in the Promotion of the Product by either Party. Activities (sales meetings, etc.) for which PTI will seek reimbursement from Astellas must be of a comparable standard and at similar cost to those of Astellas’s activities. In the event of a disagreement as to the appropriate cost of an activity, at PTI’s request Astellas will provide PTI with reasonable access to records evidencing its cost to conduct such activity.

Training Responsibilities

Astellas will be responsible for the training of all PTI’s Promotional Professionals related to the Licensed Product and will pay for all materials and expenses associated with such training of PTI’s Promotional Professionals.

Promotion and Other Product Information

•       Astellas will have sole responsibility, subject to approval by the JCC (subject to Astellas’s final decision making authority in the event of any disagreement), for developing the content of all training, advertising, and promotional materials for the Product and for providing training and promotional materials for Promoting the Product to PTI, in each case at its sole cost and expense. PTI will use only the training and promotional materials provided by Astellas and will use no other training or promotional materials in connection with the Promotion of the Product unless such materials have been approved in writing by Astellas.

•       Astellas will provide PTI with copies of pre-production training and promotional materials reasonably in advance of publication or use (as applicable). If, based on such review, PTI believes in good faith based on reasonable advice from counsel, that the proposed promotional or training materials prepared by Astellas are not consistent with applicable law, PTI will notify Astellas of such determination and explain its rationale for its concerns. If Astellas is unwilling to change the materials in a way that satisfies PTI and its counsel that the materials are consistent with applicable law, then PTI will not be required to use the materials in question.

Product Samples

•       Astellas will be responsible for supplying any samples of the Product to the Parties’ Sales Representatives, and all costs associated with the supply of such samples, if samples are part of the Co-Promotion Plan.

Packaging	• Astellas will be responsible for all packaging, labeling, information, advertising and display materials, and collateral for use in the Promotion of the Product.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4. Recalls; Regulatory

Product Recalls

•       The Co-Promotion Agreement will contain commercially reasonable provisions covering the recall of the Product. Astellas will have sole financial responsibility and decision-making authority with respect to recalls.

Adverse Events

•       To the extent that either Party has or receives any information regarding any adverse drug experience which may be related to the use of the Product, such Party will promptly provide the other Party with all such information in accordance with the adverse event procedures to be specified in the Co-Promotion Agreement and the Pharmacovigilance Agreement (as defined below).

Pharmacovigilance

•       Within one hundred eighty (180) days after the effective date of the Co-Promotion Agreement, the Parties will enter into a pharmacovigilance agreement setting forth the responsibilities and procedures for collecting, sharing and reporting to applicable Regulatory Authorities information regarding adverse drug experiences that are or may be associated with the Product (the “Pharmacovigilance Agreement”). Astellas will own and maintain the safety database for the Product and will be responsible for safety reporting to Regulatory Authorities. Additionally, the Co-Promotion Agreement or the Pharmacovigilance Agreement will set forth all other responsibilities for Astellas’s handling of regulatory notices, drug complaints and Product recalls.

5. Joint Commercial Committee

Establishment and Composition	• The JCC will be formed upon exercise of PTI’s Co-Promotion Option.

Duties

•       The JCC will, subject to “Decision Making” below:

•       review and approve the initial Co-Promotion Plan;

•       review and approve all updates to the Co-Promotion Plan;

•       oversee implementation of the Co-Promotion Plan;

•       review and approve all training and promotional materials;

•       resolve any disputes relating to any Promotion Costs reimbursements due to PTI; and

•       perform any other functions as the Parties may mutually agree.

Decision Making

•       JCC decision making is to be based on the unanimous consent of the JCC, with escalation to the appropriate Department Heads for Astellas and the CEO (or other executive) for PTI, as set forth in the Collaboration Agreement, provided, however, that Astellas retains final decision making authority in the event of deadlock following escalation of any issue to the Department Heads and CEO.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Meetings	• The JCC will meet at least once each Calendar Quarter. These meetings will be either in person or by means of telephone or video conference.

6. Economics

Promotion Costs Reimbursements

•       Astellas will be responsible for all of the Promotion Costs associated with all PTI’s FTEs engaged in the Promotion of the Product in accordance with the Co-Promotion Plan. PTI will be responsible for all Promotion Costs it incurs in excess of the amount set forth in the Co-Promotion Plan.

• No later than October 31 each Year, PTI will provide to Astellas an estimate of its annual Promotion Costs for the following Year based on the then-current Co-Promotion Plan.

•       PTI will invoice Astellas for the Promotion Costs at the end of each Calendar Quarter and Astellas will pay all undisputed invoiced Promotion Costs within thirty (30) days following receipt of such invoice. Along with such payment, Astellas will provide a detailed description of any disputed amount and the reasons for such dispute. If any disputed Promotion Costs cannot be resolved by the JCC, the dispute resolution mechanisms set forth in Section 5 (“Decision Making”) will apply.

• The Co-Promotion Agreement will contain other customary payment terms.

Audits

•       PTI will keep and maintain for three (3) years after the relevant Calendar Quarter complete and accurate books and records in sufficient detail so that reimbursements to PTI related to Promotion Costs can be properly calculated. No more frequently than once during each Year during the Term, PTI will permit Astellas’s auditors to inspect, audit and copy relevant accounts and records of PTI for the sole purpose of verifying the accuracy of the calculation of Promotion Costs.

7. Term & Termination; Miscellaneous

Term	• The Co-Promotion Agreement will terminate automatically upon the expiration of the final Royalty Term for the Product, unless terminated at an earlier date as set forth below.

Termination

•       PTI will have the right to terminate the Co-Promotion Agreement at any time by providing twelve (12) months written notice of such termination to Astellas. Beginning four (4) years after First Commercial Sale, Astellas will have the right to terminate the Co-Promotion Agreement by providing twelve (12) months written notice of such termination to PTI.

• The Co-Promotion Agreement will contain other customary termination rights, including for material breach.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Other Terms and Conditions

•      The Co-Promotion Agreement, which will be governed by New York law, will contain other terms and conditions that are reasonable and customary in pharmaceutical co-Promotion or co-promotion agreements, including without limitation provisions relating to (i) legal and regulatory compliance, (ii) representations, warranties, indemnities and insurance, (iii) term and termination, and (iv) confidentiality.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 1.140

PTI Patent Rights

None.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 10.2(c)

Third Party Agreements

None.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 10.2(d)

Please see description of PTI Technology set forth in the Research Plan.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment No. 1 to Collaboration and License Agreement

This Amendment No. 1 to Collaboration and License Agreement (this “Amendment No. 1”) is made and effective as of May 1, 2015, by and between Proteostasis Therapeutics, Inc., a corporation existing under the laws of the State of Delaware, having a place of business at 200 Technology Square, 4th Floor, Cambridge, MA 02139 (“PTI”) and Astellas Pharma Inc., a Japanese corporation having its principal place of business at 5-1 Nihonbashi-Honcho 2-Chome, Chuo-ku, Tokyo 103-8411, Japan (“Astellas”). Each of Astellas and PTI is sometimes referred to individually herein as a “Party” and collectively as the “Parties”.

Reference is hereby made to that certain Collaboration and License Agreement dated November 4, 2014, by and between the Parties (the “Agreement”). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Parties now wish to amend the Agreement pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Section 2.2 is deleted in its entirety and replaced with the following language:

“2.2 Project Selection; Research Term Extension. During the first ten (10) months after the Effective Date, Astellas may specify up to two (2) Additional Projects to be conducted under the Collaboration (along with the Initial Project). If any such Additional Projects are specified by Astellas during the first ten (10) months after the Effective Date, the Research Term for the Agreement will be extended through the completion of the last Project. If either Party notifies the other Party that it desires to extend the Research Term for any Project beyond its initial term, the other Party will reasonably consider such request and the Parties will discuss such extension.”

2. The last indented paragraph of Section 13.7 is deleted in its entirety and replaced with the following language:

Copy to:	Goodwin Procter LLP
53 State Street
Boston, MA 02109
Attention: Mitchell H. Bloom

3. Except as amended hereby, all other terms of the Agreement shall remain unchanged and in full force and effect.

1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4. This Amendment No. 1 will be governed by, and construed in accordance with, the laws of the state of New York, without taking into consideration any choice of law principles that would lead to the application of the laws of another jurisdiction.

2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives.

ASTELLAS PHARMA INC.		PROTEOSTASIS THERAPEUTICS, INC.

By:	/s/ Shunichiro Matsumoto	By:	/s/ Meenu Chhabra
Name:	Shunichiro Matsumoto	Name:	Meenu Chhabra
Title:	Vice President, Innovation Management	Title:	President and Chief Executive Officer

3